PROSPECTUS                                                                                             May 1, 2001

                                                       AMERICAN SKANDIA TRUST
                                          One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the  "Trust") is an investment  company made up of the  following 41 separate  portfolios,  9 of which are offered through this Prospectus ("Portfolios"):

AST American Century International Growth Portfolio II
AST Janus Small-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST JanCap Growth Portfolio
AST Alliance Growth and Income Portfolio
AST INVESCO Equity Income Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable annuity contracts and variable life insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement plans.  Each  variable  annuity  contract  and variable  life  insurance  policy  involves  fees and expenses not  described in this
Prospectus.  Please read the  Prospectus  for the variable  annuity  contract and variable  life  insurance  policy for  information regarding the contract or policy, including its fees and expenses.

                                                         TABLE OF CONTENTS
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Caption                                                                                                        Page
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                                                        RISK/RETURN SUMMARY

         American  Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios (the  "Portfolios"),  nine of which are offered  through this  Prospectus.  The  Portfolios are designed to provide a wide range of investment  options.  Each Portfolio has its own investment  goal and style (and, as a result,  its own level of risk).  Some of the Portfolios  offer potential for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively  less risk.  It is possible to lose money when investing even in the most  conservative of the  Portfolios.  Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact  measure of the risk to which a Portfolio is subject,  and a  Portfolio's  risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each Portfolio's  investment style and the risks typically  associated  with  that  style,  it is  possible  to assess in a general  manner  the risks to which a  Portfolio  will be subject. The following discussion  highlights the investment  strategies and risks of each Portfolio.  Additional  information about each Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth II                                                    foreign companies.

Principal Investment Strategies:
-------------------------------

The AST American Century  International  Growth Portfolio II will seek to achieve its investment objective by investing primarily in equity  securities of international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor uses a growth  investment  strategy it developed  that looks for companies with earnings and revenue  growth.  Ideally,  the  Sub-advisor looks for companies  whose  earnings and revenues are not only growing,  but are growing at an  accelerating  pace.  For purposes of the Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

The Sub-advisor  tracks financial  information for thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This  strategy is based on the premise  that,  over the long term,  the stocks of companies  with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings,  the allocation of assets among different  countries and regions also is an important  factor in managing an  international  portfolio.  For this reason,  the
Sub-advisor will consider a number of other factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates, currency exchange fluctuations and tax  considerations.  Under normal conditions,  the Portfolio will invest at least 65% of its assets in equity securities of issuers from at least three countries  outside of the United States.  While the Portfolio's  focus will be on issuers in developed  markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

Principal Risks:
---------------

o........The Portfolio is an equity fund,  and its primary risk is that the value of the stocks they hold will  decline.  Stocks can decline for many reasons,  including  reasons  related to the  particular  company,  the industry of which it is a part, or the securities markets generally.

o        The level of risk of the  Portfolio  will  generally  be higher  than the level of risk  associated  with  domestic  equity funds.  Foreign  investments  involve risks such as  fluctuations  in currency  exchange  rates,  less liquid and more volatile securities  markets,  unstable  political and economic  structures,  reduced  availability of information,  and lack of uniform financial  reporting and  regulatory  practices such as those that apply to U.S.  issuers.  While the Portfolio will not invest primarily in companies  located in  developing  countries,  it may invest in those  companies to some degree,  and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

Janus Small-Cap Growth         Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

JanCap Growth                  Capital growth                The Portfolio invests primarily in common stocks.

Principal Investment Strategies:
-------------------------------

The AST Janus  Small-Cap  Growth  Portfolio  pursues its  objective  by normally  investing  at least 65% of its total assets in the common  stocks  of  small-sized  companies.  For  purposes  of the  Portfolio,  small-sized  companies  are those  that have  market capitalizations  of less than $1.5 billion or annual gross  revenues of less than $500 million.  To a lesser  extent,  the Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio.  In other words, it seeks to identify  individual companies  with earnings  growth  potential  that may not be recognized  by the market at large.  Although  themes may emerge in the
Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

To pursue its  objective,  the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio  primarily  invests in the common stocks of mid-cap companies.  Companies with equity market  capitalizations  from $300 million to $10 billion at the time of investment are considered mid-cap  companies for purposes of the  Portfolio.  Some of the  Portfolio's  assets may be invested in the  securities of large-cap companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce  risk by  diversifying  among  many  companies  and industries.

The Portfolio is normally managed using a growth-oriented  investment  approach.  The Sub-advisor  looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in  identifying  these  companies  may  include  above-average  growth of earnings or earnings that exceed  analysts'  expectations.  The  Sub-advisor may also look for other  characteristics  in a company, such as financial  strength,  a strong position  relative to competitors and a stock price that is reasonable in light of its growth rate.

The Sub-advisor  follows a disciplined  selling strategy,  and may sell a stock when it reaches a target price,  fails to perform as expected, or appears substantially less desirable than another stock.

The AST JanCap Growth  Portfolio will pursue its objective by investing  primarily in common stocks.  Common stock  investments will be in companies that the Sub-advisor believes are experiencing  favorable demand for their products and services,  and which operate in a  favorable  competitive  and  regulatory  environment.  The  Sub-advisor  generally  takes a "bottom  up"  approach to choosing investments  for the  Portfolio.  In other words,  the  Sub-advisor  seeks to identify  individual  companies  with earnings  growth potential that may not be recognized by the market at large.

Principal Risks:
---------------

o........All of the capital growth  portfolios  are equity funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including reasons related to the particular company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o        The risk to which the capital  growth  portfolios  are subject  depends in part on the size of the  companies  in which the particular  portfolio  invests.  Securities of smaller  companies tend to be subject to more abrupt and erratic price movements than securities of larger  companies,  in part because they may have limited product lines,  markets,  or financial  resources.
     Market  capitalization,  which is the total market value of a company's  outstanding stock, is often used to classify companies based on size.  Therefore,  the AST Janus  Small-Cap  Growth  Portfolio can be expected to be subject to the highest  degree of risk  relative to the other capital  growth funds.  The AST Neuberger  Berman  Mid-Cap  Growth  Portfolio can be expected to be subject to somewhat less risk, and the AST JanCap Growth Portfolio to somewhat less risk than the mid-cap funds.

o        The Portfolios  generally take a growth approach to investing,  as opposed to a value  approach.  Value stocks are believed to be selling at prices lower than what they are actually  worth,  while growth stocks are those of companies that are expected to grow at above-average  rates. A portfolio  investing  primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable valuations in relation to their fundamental business prospects.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST  Alliance  Growth and Income  Portfolio  normally  will invest in common  stocks  (and  securities  convertible  into common stocks).

The Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the  Portfolio's  assets invested in securities that are selling at  reasonable  valuations  in relation to their  fundamental  business  prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

In seeking  to achieve  its  objective,  the  Portfolio  invests  primarily  in the equity  securities  of U.S.  companies  that the
Sub-advisor  believes are undervalued.  The Sub-advisor  believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies'  intrinsic  economic values.  The Sub-advisor uses a disciplined  investment process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company  followed.  The Sub-advisor employs  these  models to identify  equity  securities  whose  current  market  prices do not reflect  what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the Sub-advisor  takes into account any factors it believes bear on the ability of the company to perform in the future,  including earnings growth,  prospective cash flows,  dividend growth and growth in book value.  The  Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between their stock prices and their intrinsic  economic  values,  with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

The AST INVESCO  Equity Income  Portfolio  seeks to achieve its  objective by investing in  securities  that are expected to produce relatively high levels of income and consistent,  stable returns.  The Portfolio  normally will invest at least 65% of its assets in dividend-paying  common and preferred  stocks of domestic and foreign issuers.  Up to 30% of the Portfolio's  assets may be invested in equity securities that do not pay regular  dividends.  In addition,  the Portfolio  normally will have some portion of its assets invested in debt securities or convertible bonds.

The AST T. Rowe Price Asset Allocation  Portfolio  normally invests  approximately  60% of its total assets in equity securities and
40% in fixed income  securities.  This mix may vary over shorter time periods;  the equity  portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor  concentrates  common stock investments in larger, more established  companies,  but the Portfolio may include small and  medium-sized  companies  with good growth  prospects.  The  Portfolio's  exposure to smaller  companies  is not  expected to be substantial,  and will not constitute  more than 30% of the equity portion of the Portfolio.  Up to 35% of the equity portion may be invested in foreign (non-U.S.  dollar  denominated)  equity securities.  The fixed income portion of the Portfolio will be allocated among investment grade securities  (50-100% of the fixed income portion);  high yield or "junk" bonds (up to 30%); foreign (non-U.S.
dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

Bond investments may include U.S.  Treasury and agency issues,  corporate debt  securities,  mortgage-backed  securities  (including derivatives such as  collateralized  mortgage  obligations and stripped  mortgage-backed  securities) and  asset-backed  securities.
While the weighted average  maturities of each component of the fixed income portion (i.e.,  investment grade, high yield,  etc.) of the  Portfolio  will differ,  the weighted  average  maturity of the fixed income  portion as a whole  (except for the cash reserves component) is expected to be in the range of 7 to 12 years.

The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.  The Portfolio's investments in foreign equity and debt  securities are intended to provide  additional  diversification,  and the  Sub-advisor  will normally  have at least  three  different  countries  represented  in both the  foreign  equity and  foreign  debt  portions  of the
Portfolio.

Securities may be sold for a variety of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o        Both equity  securities  (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary risk of each of the growth and income  portfolios is that the value of the  securities  they hold will  decline.  The degree of risk to which the  growth  and  income  portfolios  are  subject  is  likely to be  somewhat  less than a  portfolio  investing exclusively for capital growth.  Nonetheless, the share prices of the growth and income portfolios can decline substantially.

o        The AST  Alliance  Growth and Income  Portfolio  invests  primarily in equity  securities.  The AST INVESCO  Equity  Income
     Portfolio invests primarily in equity securities,  but will normally invest some of its assets in fixed income securities.  The
     AST T. Rowe Price Asset  Allocation  Portfolio  generally  invests in both equity and fixed  income  securities.  The values of equity  securities  tend to  fluctuate  more widely than the values of fixed  income  securities.  Therefore,  those growth and income  portfolios  that invest  primarily  in equity  securities  will  likely be subject to  somewhat  higher risk than those portfolios that invest in both equity and fixed income securities.

o        Each of the  Portfolios  that makes  significant  investments  in fixed  income  securities  may  invest to some  degree in lower-quality  fixed  income  securities,  which are  subject to greater  risk that the  issuer may fail to make  interest  and principal  payments on the securities when due. Each of these Portfolios  generally invests in intermediate- to long-term fixed income  securities.  Fixed income  securities  with longer  maturities are generally  subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.

Principal Investment Strategies:
-------------------------------

The AST PIMCO Total Return Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt  securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate  commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market that the  Sub-advisor  believes to be relatively  undervalued.
In selecting fixed income securities,  the Sub-advisor uses economic forecasting,  interest rate anticipation,  credit and call risk analysis,  foreign  currency  exchange  rate  forecasting,  and  other  securities  selection  techniques.  The  proportion  of  the
Portfolio's assets committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate)
will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial  markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the Portfolio generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The Portfolio can and routinely does invest in certain complex fixed income securities  (including  mortgage-backed  and asset-backed  securities)
and engage in a number of investment  practices  (including  futures,  swaps and dollar rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade
("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO  Limited  Maturity  Bond  Portfolio  will  invest at least 65% of its assets in the  following  types of fixed  income securities:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate debt  securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate  commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market that the  Sub-advisor  believes to be relatively  undervalued.
In selecting fixed income securities,  the Sub-advisor uses economic forecasting,  interest rate anticipation,  credit and call risk analysis,  foreign  currency  exchange  rate  forecasting,  and  other  securities  selection  techniques.  The  proportion  of  the
Portfolio's assets committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate)
will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial  markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the Portfolio generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The Portfolio can and routinely does invest in certain complex fixed income securities  (including  mortgage-backed  and asset-backed  securities)
and engage in a number of investment  practices  (including  futures,  swaps and dollar rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade
("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income  securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal  payments on the securities  when due. Fixed income  securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        As portfolios  that invest  primarily in  high-quality  fixed income  securities,  the level of risk to which the AST PIMCO
     Total Return Bond  Portfolio  and AST PIMCO Limited  Maturity  Bond  Portfolio are subject can be expected to be less than most equity funds.  Nonetheless,  the fixed income  securities  held by these  Portfolios can decline in value because of changes in their quality,  in market  interest  rates,  or for other reasons.  Because the average  duration of the AST PIMCO Total Return
     Bond Portfolio  generally will be longer than that of the AST PIMCO Limited  Maturity Bond  Portfolio,  it is expected that the former  portfolio  will be subject to a greater  level of risk.  While the  complex  fixed  income  securities  invested in and investment  practices  engaged in by both  Portfolios are designed to increase their return or hedge their  investments,  these securities and practices may increase the risk to which the Portfolios are subject.

Past Performance

             The bar  charts  show the  performance  of each  Portfolio  for each  full  calendar  year  the  Portfolio  has been in operation.  The tables below each bar chart show each such  Portfolio's  best and worst quarters during the periods  included in the bar chart,  as well as average  annual total  returns for each  Portfolio  since  inception.  This  information  may help provide an indication  of each  Portfolio's  risks by  showing  changes  in  performance  from year to year and by  comparing  the  Portfolio's performance  with that of a broad-based  securities  index. The performance  figures do not reflect any charges  associated with the variable  insurance  contracts  through which  Portfolio  shares are  purchased;  and would be lower if they did. All figures assume reinvestment of dividends.  Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-3.80%
11.09%
14.17%
1.36%
14.03%
31.95%
-17.38%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 24.22%, 4th quarter 1999	Down 13.58%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-17.38%	-14.17%
5 year	7.55%	7.13%
Since Inception (1/4/94)	6.34%	6.56%

*Prior to May 1, 2000, the AST American Century International Growth Portfolio II was known as the AST T. Rowe Price International Equity Portfolio, and T. Rowe Price International, Inc. served as Sub-advisor to the Portfolio.

AST JANUS SMALL-CAP GROWTH PORTFOLIO *

150.00%
100.00%
50.00%
0.00%
-50.00%
8.40%
32.56%
20.05%
6.01%
3.49%
141.96%
-48.16%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-48.16%	-9.10%
5 year	10.56%	18.32%
Since Inception (1/4/94)	13.15%	18.24%

*Prior to January 1, 1999, the AST Janus Small-Cap Growth Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
24.42%
16.34%
16.68%
20.65%
51.37%
-8.07%
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 49.25%, 4th quarter 1999	Down 24.24%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-8.07%	-9.10%
5 year	17.91%	18.32%
Since Inception (10/20/94)	18.23%	20.39%

*Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Growth Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates. Inc. served as Sub-advisor to the Portfolio.

AST JANCAP GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
11.87%
-4.51%
37.98%
28.36%
28.66%
68.26%
55.01%
-30.97%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 21.43%, 4th quarter 2000

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	-30.97%	-9.10%
5 year	24.35%	18.32%
Since Inception (11/5/92)	20.61%	17.52%

AST ALLIANCE GROWTH AND INCOME PORTFOLIO*

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
13.69%
2.22%
28.91%
18.56%
23.92%
12.48%
16.09%
5.52%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 16.94%, 4th quarter 1998	Down 12.26%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	5.52%	-9.10%
5 year	15.15%	18.32%
Since Inception (5/1/92)	14.53%	16.77%

*Prior to May 1, 2000, the AST Alliance Growth and Income Portfolio was known as the AST Lord Abbett Growth and Income Portfolio, and Lord Abbett & Co. served as Sub-advisor to the Portfolio.

AST INVESCO EQUITY INCOME PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-2.50%
30.07%
17.09%
23.33%
13.34%
11.74%
4.74%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 12.32%, 4th quarter 1998	Down 8.68%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Standard & Poors 500 Index
1 year	4.74%	-9.10%
5 year	13.88%	18.32%
Since Inception (1/4/94)	13.52%	18.24%

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

23.36%
13.14%
18.40%
18.36%
10.28%
0.60%
-0.48%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 11.92%, 4th quarter 1998	Down 4.58%, 3rd quarter 1998

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothe Government/ Credit Index)
1 year	-0.48%	-0.72
5 year	11.72%	13.48
Since Inception (1/4/94)	11.44%	13.56

AST PIMCO TOTAL RETURN BOND PORTFOLIO

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-2.50%
18.78%
3.42%
9.87%
9.46%
-1.09%
11.57%
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 5.07%, 3rd quarter 1998	Down 2.54%, 1st quarter 1996

Average annual total returns For periods ending 12/31/00	Portfolio	Index: LB Aggregate Index
1 year	11.57%	11.63%
5 year	6.54%	6.46%
Since Inception (1/4/94)	6.85%	6.68%

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.90%
7.46%
5.72%
3.37%
8.43%
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 2.95%, 4th quarter 1998	Down 0.52%, 1st quarter 1996

Average annual total returns For periods ending 12/31/00	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	8.43%	7.99%
5 years	5.76%	5.97%
Since Inception (5/2/95)	5.91%	6.40%

FEES AND EXPENSES OF THE  PORTFOLIOS:  The table below  describes  the fees and expenses that you may pay if you buy and hold shares of the Portfolios.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2000.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because shares of the Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for  information on the charges and expenses of those  products.  This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                           Management   Distribution   Other        Total Annual    Fee Waivers     Net
                                           Fees         and Service    Expenses     Portfolio      and Expense      Annual
                                                        (12b-1)                     Operating      Reimbursement(2) Fund
Portfolio:                                              Fees(1)                     Expenses                        Operating
                                                                                                                    Expenses
------------------------------------------ ------------ -------------- ------------ -------------- ---------------- ------------
AST American Century International             1.00         0.00            0.26         1.26           N/A              1.26
Growth II
AST Janus Small-Cap Growth                     0.90         0.01            0.16         1.07           N/A              1.07
AST Neuberger Berman Mid-Cap Growth            0.90         0.03            0.16         1.09           N/A              1.09
AST JanCap Growth                              0.90         0.01            0.13         1.04           0.04             1.00
AST Alliance Growth and Income                 0.75         0.16            0.15         1.06           0.01             1.05
AST INVESCO Equity Income                      0.75         0.03            0.17         0.95           0.01             0.94
AST T. Rowe Price Asset Allocation             0.85         0.00            0.23         1.08           N/A              1.08
AST PIMCO Total Return Bond                    0.65         0.00            0.17         0.82           N/A              0.82
AST PIMCO Limited Maturity Bond                0.65         0.00            0.22         0.87           N/A              0.87

(1) As  discussed  below  under  "Management  of the  Trust - Fees and  Expenses,  the  Trustees  adopted a  Distribution  Plan (the
"Distribution  Plan") under Rule 12b-1 to permit an affiliate of the Trust's Investment Manager to receive brokerage  commissions in connection  with  purchases and sales of securities  held by the  Portfolios,  and to use these  commissions  to promote the sale of shares of the  Portfolio.  While the  brokerage  commission  rates and amounts  paid by the various  Portfolios  are not expected to increase as a result of the  Distribution  Plan,  the staff of the  Securities  and  Exchange  Commission  takes the  position  that commission  amounts  received  under the  Distribution  Plan should be reflected as  distribution  expenses of the  Portfolios.  The
Distribution  Fees are  derived  and  annualized  from  data  regarding  commission  amounts  directed  to the  affiliate  under the
Distribution  Plan.  Although there are no maximum amounts  allowable,  actual  commission  amounts  directed under the Distribution
Plan will vary and the  amounts  directed  during the last full  fiscal  year of the Plan's  operations  may differ from the amounts listed in the above chart.
(2) The  Investment  Manager has agreed to reimburse  and/or waive fees for certain  Portfolios  until at least April 30, 2002.  The caption "Total Annual Fund Operating  Expenses"  reflects the Portfolios' fees and expenses before such waivers and  reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST American Century International Growth II         128               400              692               1,523
AST Janus Small-Cap Growth                           109               340              590               1,306
AST Neuberger Berman Mid-Cap Growth                  111               347              601               1,329
AST JanCap Growth                                    102               318              552               1,225
AST Alliance Growth and Income                       107               334              579               1,283
AST INVESCO Equity Income                             96               300              520               1,155
AST T. Rowe Price Asset Allocation                   110               343              595               1,317
AST PIMCO Total Return Bond                           84               262              455               1,014
AST PIMCO Limited Maturity Bond                       89               278              482               1,073

INVESTMENT OBJECTIVES AND POLICIES:

         The  investment  objective,  policies and  limitations  for each of the  Portfolios  are  described  below.  While  certain policies  apply to all  Portfolios,  generally  each  Portfolio has a different  investment  objective and  investment  focus.  As a result,  the risks,  opportunities  and returns of investing in each Portfolio will differ.  The investment  objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance  that the  investment  objective of any  Portfolio  will be achieved.  Risks  relating to certain types of securities  and  instruments  in which the  Portfolios  may invest are  described in this  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         If approved by the  Trustees,  the Trust may add more  Portfolios  and may cease to offer any  existing  Portfolios  in the future.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment  objective by investing  primarily in equity  securities of international companies that the  Sub-advisor  believes will increase in value over time. The  Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue growth.  Ideally,  the  Sub-advisor  looks for companies whose earnings and revenues are not only growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the  Portfolio,  equity  securities include common stocks, preferred stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This  strategy  is based on the  premise  that,  over the long  term,  the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The Sub-advisor  recognizes that, in addition to locating strong companies with  accelerating  earnings,  the allocation of assets among different  countries and regions also is an important factor in managing an international  portfolio.  For this reason, the  Sub-advisor  will  consider a number of other  factors in making  investment  selections,  including the prospects for relative economic  growth among  countries or regions,  economic and  political  conditions,  expected  inflation  rates,  currency  exchange fluctuations  and tax  considerations.  Under  normal  conditions,  the  Portfolio  will invest at least 65% of its assets in equity securities of issuers from at least three  countries  outside of the United  States.  In order to maintain  investment  flexibility, the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign investments either directly in foreign  securities,  or indirectly by purchasing  depositary  receipts.  Securities  purchased in foreign markets may either be traded on foreign securities  exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio can decrease as well as increase.  As a fund  investing primarily in equity  securities of foreign  issuers,  the  Portfolio  may be subject to a level of risk and share price  fluctuation higher than most funds that invest  primarily in domestic  equities.  Foreign  companies  may be subject to greater  economic  risks than  domestic  companies,  and  foreign  securities  are subject to certain  risks  relating to  political,  regulatory  and market structures  and events that domestic  securities  are not subject to. To the extent the  Portfolio  invests in securities of issuers in developing counties, the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the  Portfolio  from time to time.  The Portfolio  also may invest in bonds, notes and debt  securities of companies and obligations of domestic or foreign  governments  and their agencies.  The Portfolio will limit its purchases of debt  securities to investment  grade  obligations.  The Portfolio may enter into  non-leveraged  stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity  securities
(as in the case of depositary receipts),  currencies,  interest rates,  securities indices or other financial indicators ("reference indices").  The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying  value is linked to the price of oil would not be a  permissible  investment  because the  Portfolio  may not invest in oil and gas leases or futures.  The  Portfolio may make short sales "against the box."

         Forward  Currency  Exchange  Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange  rates between  foreign  currencies  and the U.S.  dollar.  To protect  against  adverse movements  in exchange  rates,  the  Portfolio  may,  for hedging  purposes  only,  enter into  forward  foreign  currency  exchange contracts.  The  Portfolio  may enter into a forward  contract to  "lock-in" an exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract  to seek to protect its  holdings  in a  particular currency from a decline in that currency.  Predicting the relative  future values of currencies is very  difficult,  and there is no assurance  that any  attempt  to reduce  the risk of  adverse  currency  movements  through  the use of  forward  contracts  will be successful.

         Indirect  Foreign  Investments.  The Portfolio may invest up to 10% of its assets in certain foreign  countries  indirectly through  investment  funds and  registered  investment  companies  that  invest in those  countries.  If the  Portfolio  invests  in investment  companies,  it will bear its  proportionate  share of the costs  incurred by such  companies,  including any  investment advisory fees.

         Additional  information  about the  securities  that the  Portfolio  may invest in and their risks is included  below under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under exceptional  market or economic  conditions,  the Portfolio may temporarily  invest all or a substantial  portion  of its  assets in cash or  investment-grade  short-term  securities.  While the  Portfolio  is in a  defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST JANUS SMALL-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  pursues  its  objective  by normally  investing  at least 65% of its total  assets in the common  stocks of small-sized  companies.  For purposes of the Portfolio,  small-sized  companies are those that have market  capitalizations  of less than $1.5 billion or annual gross revenues of less than $500 million.  To a lesser  extent,  the Portfolio may also invest in stocks of larger companies with potential for capital growth.

         The  Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio.  In other words,  it seeks to identify individual  companies with earnings growth  potential that may not be recognized by the market at large.  Although themes may emerge in the  Portfolio,  securities  are generally  selected  without regard to any defined  industry  sector or other similar  selection procedure.  Current income is not a significant factor in choosing investments.

         Because the Portfolio  invests  primarily in common stocks,  the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might  decrease.  Stock values may fluctuate in response to the activities of an individual  company or in response to general  market or economic  conditions.  As a Portfolio  that  invests  primarily in smaller or newer  issuers,  the
Portfolio  may be subject to greater  risk of loss and share price  fluctuation  than funds  investing  primarily  in larger or more established  issuers.  Smaller companies are more likely to realize  substantial  growth as well as suffer  significant  losses than larger  issuers.  Smaller  companies  may lack depth of  management,  they may be unable to generate  funds  necessary for growth or potential  development  internally  or to  generate  such funds  through  external  financing  on  favorable  terms,  or they may be developing  or  marketing  products or services  for which there are not yet, and may never be,  established  markets.  In addition, such companies may be subject to intense  competition  from larger  competitors,  and may have more limited trading markets than the markets for securities of larger issuers.

         While the  Sub-advisor  tries to reduce the risk of the  Portfolio by  diversifying  its assets among  issuers (so that the effect of any single holding is reduced),  and by not  concentrating  its assets in any particular  industry,  there is no assurance that these effort will be successful in reducing the risks to which the Portfolio is subject.

         The Portfolio  generally intends to purchase  securities for long-term  investment  rather than short-term gains.  However, short-term  transactions  may  occur as the  result  of  liquidity  needs,  securities  having  reached  a  desired  price or yield, anticipated  changes in interest  rates or the credit  standing of an issuer,  or by reason of  economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the Portfolio may purchase  securities  in  anticipation  of relatively  short-term  price gains. The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations"  from time to time.  A special  situation  arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  issuer will be recognized and increase in value due to a specific  development  with  respect to that  issuer.  Developments  creating a special  situation  might  include a new  product or process, a technological  breakthrough,  a management change or other extraordinary corporate event, or differences in market supply of and  demand for the  security.  Investment  in  special  situations  may carry an  additional  risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks,  including  preferred  stocks, warrants,  convertible  securities  and debt  securities.  The  Portfolio  is subject to the  following  percentage  limitations  on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero  coupon,  pay-in-kind  and step coupon  securities  (securities  that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the Portfolio may invest in the following  types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The Portfolio may invest in  indexed/structured  securities,  which  typically are short- to intermediate-term  debt  securities  whose value at  maturity  or interest  rate is linked to  currencies,  interest  rates,  equity securities,  indices,  commodity  prices or other  financial  indicators.  Such  securities  may offer growth  potential  because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign  Securities.  The  Portfolio  may invest  without limit in foreign  equity and debt  securities.  The Portfolio may invest  directly in foreign  securities  denominated in foreign  currencies,  or may invest through  depositary  receipts or passive foreign  investment  companies.  Generally,  the same criteria are used to select  foreign  securities as domestic  securities.  The
Sub-advisor  seeks  companies  that meet these  criteria  regardless  of country of  organization  or principal  business  activity.
However,  certain factors such as expected inflation and currency exchange rates,  government policies affecting  businesses,  and a country's prospects for economic growth may warrant consideration in selecting foreign securities.

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial indices and foreign currencies and options on such contracts,  and may invest in options on securities,  financial indices
and  foreign  currencies,   forward  contracts  and  interest  rate  swaps  and  swap-related  products  (collectively   "derivative
instruments").  The Portfolio  intends to use most  derivative  instruments  primarily to hedge the value of its  portfolio  against potential adverse  movements in securities  prices,  currency  exchange rates or interest rates. To a limited extent,  the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income.

         For more  information  on the types of securities  other than common  stocks in which the  Portfolio  may invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market  conditions are not favorable for profitable  investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's  investments may be hedged to a greater  degree and/or its cash or similar  investments  may  increase.  In other words,  the Portfolio  does not always stay fully invested in stocks and bonds.  The Portfolio's  cash and similar  investments may include  high-grade  commercial  paper, certificates  of deposit,  repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its  objective,  the  Portfolio  primarily  invests in the common  stocks of mid-cap  companies.  Companies  with equity  market  capitalizations  from $300 million to $10 billion at the time of investment  are  considered  mid-cap  companies for purposes of the Portfolio.  The Trust may revise this definition  based on market  conditions.  Some of the  Portfolio's  assets may be invested in the  securities  of large-cap  companies as well as in small-cap  companies.  The  Portfolio  seeks to reduce risk by diversifying  among many  companies  and  industries.  The  Portfolio  does not seek to invest in  securities  that pay dividends or interest, and any such income is incidental.

         The  Portfolio is normally  managed  using a  growth-oriented  investment  approach.  For growth  investors,  the aim is to invest in companies that are already  successful but could be even more so. The Sub-advisor  looks for  fast-growing  companies that are in new or rapidly evolving  industries.  Factors in identifying these companies may include  above-average growth of earnings or earnings  that  exceed  analysts'  expectations.  The  Sub-advisor  may also look for other  characteristics  in a company,  such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target price,  fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price  fluctuation can be expected to be more than that of many  funds  investing  primarily  in  large-cap  companies,  but less  than  that of many  funds  investing primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform other  types of stocks  when the  market or the  economy is not  robust,  or fall in price or be  difficult  to sell  during  market downturns.  In addition,  the Portfolio's  growth investment  program will generally involve greater risk and price fluctuation than funds  that  invest in more  undervalued  securities.  Because  the  prices  of growth  stocks  tend to be based  largely  on future expectations,  these stocks  historically  have been more  sensitive  than value stocks to bad economic  news and negative  earnings surprises.

Other Investments:

         Although  equity  securities  are normally  the  Portfolio's  primary  investments,  it may invest in preferred  stocks and convertible  securities,  as well as the types of securities  described below.  Additional  information  about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The Portfolio may invest up to 35% of its total assets,  measured at the time of investment,  in investment  grade  fixed  income  or  debt  securities.  If the  quality  of any  fixed  income  securities  held  by the  Portfolio deteriorates so that they are no longer  investment  grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign  Securities.  The  Portfolio  may  invest  up to 10% of the  value of its  total  assets,  measured  at the time of investment,  in equity and debt securities that are denominated in foreign  currencies.  There is no limitation on the percentage of the Portfolio's  assets that may be invested in securities of foreign companies that are denominated in U.S.  dollars.  In addition, the Portfolio may enter into foreign currency  transactions,  including  forward foreign  currency  contracts and options on foreign currencies,  to manage currency risks, to facilitate  transactions  in foreign  securities,  and to repatriate  dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of  securities  price or exchange rate changes  (hedge) or generate income by writing  (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Temporary  Investments.  When the Portfolio anticipates unusual market or other conditions,  it may temporarily depart from its objective of capital growth and invest  substantially  in  high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek growth of capital in a manner  consistent  with the preservation  of  capital.  Realization  of income is not a  significant  investment  consideration  and any income  realized on the
Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio  will pursue its  objective by investing  primarily in common  stocks.  Common stock  investments  will be in companies that the Sub-advisor  believes are experiencing  favorable demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.  The Sub-advisor  generally takes a "bottom up" approach to choosing investments for the Portfolio.  In other words, the Sub-advisor seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.

         Because the  Portfolio  invests a  substantial  portion (or all) of its assets in stocks,  the  Portfolio is subject to the risks  associated with stock  investments,  and the  Portfolio's  share price  therefore may fluctuate  substantially.  This is true despite the Portfolio's focus on the stocks of larger  more-established  companies.  The Portfolio's share price will be affected by changes in the stock  markets  generally,  and factors  specific to a company or an  industry  will affect the prices of  particular stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  major litigation against an issuer, or changes in government  regulations  affecting an industry).  Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally intends to purchase  securities for long-term  investment  rather than short-term gains.  However, short-term  transactions  may  occur as the  result  of  liquidity  needs,  securities  having  reached  a  desired  price or yield, anticipated  changes in interest  rates or the credit  standing of an issuer,  or by reason of  economic or other  developments  not foreseen at the time the investment was made.

         Special  Situations.  The  Portfolio may invest in "special  situations"  from time to time. A "special  situation"  arises when, in the opinion of the  Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development,  such as a  technological  breakthrough,  management  change or new product at that company.  Investment in
"special  situations"  carries an additional risk of loss in the event that the anticipated  development  does not occur or does not attract the expected attention.

Other Investments:

         Although the  Sub-advisor  expects to invest  primarily in equity  securities,  the  Portfolio  may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt securities when the Portfolio perceives an opportunity for capital  growth from such  securities.  The Portfolio is subject to the  following  percentage  limitations  on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero  coupon,  pay-in-kind  and step coupon  securities  (securities  that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the Portfolio may invest in the following  types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may also purchase  securities of foreign  issuers,  including  foreign  equity and debt securities and  depositary  receipts.  Foreign  securities are selected  primarily on a  stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  No more than 25% of the Portfolio's  assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial  indices and foreign  currencies and options on such contracts and may invest in options on securities,  financial indices
and  foreign  currencies,   forward  contracts  and  interest  rate  swaps  and  swap-related  products  (collectively   "derivative
instruments").  The Portfolio  intends to use most  derivative  instruments  primarily to hedge the value of its  portfolio  against potential adverse  movements in securities  prices,  foreign currency markets or interest rates. To a limited extent,  the Portfolio may also use  derivative  instruments  for  non-hedging  purposes such as seeking to increase  income.  The Portfolio may also use a variety of currency hedging  techniques,  including forward foreign currency exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of securities  other than common  stocks in which the  Portfolio  may invest,  see this
Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.   The  Sub-advisor  may  increase  the  Portfolio's  cash  position  without  limitation  when  the
Sub-advisor  is  of  the  opinion  that  appropriate  investment   opportunities  for  capital  growth  with  desirable  risk/reward characteristics are unavailable.  Cash and similar  investments  (whether made for defensive purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

ASt alliance GROWTH AND INCOME portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Lord Abbett Growth and Income  Portfolio) is
long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

         The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the  Portfolio's  assets  invested in securities  that are selling at  reasonable  valuations  in  relation  to their  fundamental  business  prospects.  In doing so, the
Portfolio may forgo some opportunities for gains when, in the judgement of the Sub-advisor, they are too risky.

         In seeking to achieve its objective,  the Portfolio invests  primarily in the equity securities of U.S.  companies that the
Sub-advisor  believes are undervalued.  The Sub-advisor  believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies'  intrinsic  economic values.  The Sub-advisor uses a disciplined  investment process to evaluate the companies in its extensive  research  universe.  Through this process,  the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare  their own earnings  estimates and financial  models for each company  followed.  The
Sub-advisor  employs these models to identify equity  securities  whose current market prices do not reflect what it considers to be their intrinsic  economic  value.  In determining a company's  intrinsic  economic  value,  the  Sub-advisor  takes into account any factors it believes  bear on the  ability of the  company to perform in the future,  including  earnings  growth,  prospective  cash flows,  dividend  growth and growth in book value.  The  Sub-advisor  then ranks,  at least  weekly,  each of the  companies  in its research  universe in the  relative  order of  disparity  between  their stock  prices and their  intrinsic  economic  values,  with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The prices of the common  stocks that the Portfolio  invests in will  fluctuate.  Therefore,  the  Portfolio's  share price will also  fluctuate,  and may  decline  substantially.  While  there is the risk  that an  investment  will  never  reach  what the
Sub-advisor  believes is its full value, or may go down in value,  the Portfolio's  risk and share price  fluctuation (and potential for gain) may be less than many other stock funds because of the Portfolio's emphasis on large, seasoned company value stocks.

Other Investments:

         The  Portfolio,  in addition to investing  in common  stocks and  convertible  securities,  may write  covered call options listed on domestic  securities  exchanges  with respect to  securities  in the  Portfolio.  It is not intended for the  Portfolio to write  covered call  options with respect to  securities  with an  aggregate  market value of more than 10% of the  Portfolio's  net assets at the time an option is written.  The  Portfolio  also may  purchase  and sell  forward and  futures  contracts  and related options for hedging  purposes.  The  Portfolio  may also invest up to 10% of its net assets (at the time of  investment)  in foreign securities, and invest in straight bonds and other debt securities.

         Temporary  Investments.  The  Portfolio  may invest in short-term  debt and other high quality  fixed-income  securities to create reserve  purchasing power and also for temporary  defensive  purposes.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective may be limited.

AST INVESCO Equity Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek capital  growth and current  income while  following sound investment practices.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing in  securities  that are expected to produce  relatively  high levels of income and consistent,  stable returns.  The Portfolio  normally will invest at least 65% of its assets in dividend-paying common and  preferred  stocks of  domestic  and  foreign  issuers.  Up to 30% of the  Portfolio's  assets may be  invested in equity securities  that do not pay regular  dividends.  In addition,  the Portfolio  normally will have some portion of its assets invested in debt securities or convertible  bonds.  The Portfolio may invest up to 25% of its total assets in foreign  securities,  including securities of issuers in countries  considered to be developing.  These foreign  investments may serve to increase the overall risks of the Portfolio.

         The  Portfolio's  investments  in common  stocks  may,  of course,  decline in value,  which will result in declines in the
Portfolio's  share  price.  Such  declines  could be  substantial.  To minimize the risk this  presents,  the  Sub-advisor  will not invest,  with respect to 75% of the value of its total assets,  more than 5% of the Portfolio's  assets in the securities of any one company or more than 25% of the  Portfolio's  assets in any one  industry.  In light of the  Portfolio's  focus on income  producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The Portfolio's  investments in debt securities will generally be subject to both credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest or principal  payments,  or both, as they come due.  Market risk relates to the fact that the market  values of debt  securities in which the Portfolio  invests  generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market  values of debt  securities, whereas a decline in interest rates will tend to increase their values.  Although the Sub-advisor  will limit the  Portfolio's  debt security  investments  to securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt securities  rated below the top four grades by Standard & Poor's  Corporation  or Moody's  Investors  Services,  Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in investing in debt  securities,  the  Portfolio  will invest no more than 15% of its assets in junk bonds,  and in no event will the Portfolio  ever invest in a debt  security  rated below Caa by Moody's or CCC by Standard &
Poor's.  While the Sub-advisor  will monitor all of the debt  securities in the Portfolio for the issuers'  ability to make required principal and interest  payments and other  quality  factors,  the  Sub-advisor  may retain in the  Portfolio a debt security  whose rating is changed to one below the minimum  rating  required for purchase of such a security.  For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic  conditions,  the Portfolio may assume a defensive  position with up to 100% of its assets  temporarily  invested in high quality  corporate  bonds or notes or government  securities,  or held in cash.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  approximately  60% of its  total  assets in equity  securities  and 40% in fixed  income securities.  This mix may vary over shorter time periods;  the equity  portion may range between 50-70% and the fixed income portion between 30-50%.

         The  Sub-advisor  concentrates  common stock  investments  in larger,  more  established  companies,  but the Portfolio may include  small and  medium-sized  companies  with good  growth  prospects.  The  Portfolio's  exposure to smaller  companies  is not expected to be substantial,  and will not constitute  more than 30% of the equity portion of the Portfolio.  Up to 35% of the equity portion may be invested in foreign  (non-U.S.  dollar  denominated)  equity  securities.  The fixed income  portion of the Portfolio will be allocated among investment grade securities  (50-100% of the fixed income portion);  high yield or "junk" bonds (up to 30%);
foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

         The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.  Shifts between stocks and bonds will normally be done gradually and the Sub-advisor  will not attempt to precisely  "time" the market.  The
Portfolio's  investments  in  foreign  equity and debt  securities  are  intended  to provide  additional  diversification,  and the
Sub-advisor will normally have at least three different  countries  represented in both the foreign equity and foreign debt portions of the Portfolio.

         Securities may be sold for a variety of reasons,  such as to effect a change in asset allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income  securities,  the Portfolio risk of loss and share price fluctuation
(and potential for gain) will tend to be less than funds  investing  primarily in equity  securities  and more than funds  investing primarily in fixed income securities.  Of course, both equity and fixed income securities may decline in value.

         Equity  securities  may  decline  because  the stock  market as a whole  declines,  or because of reasons  specific  to the company, such as disappointing  earnings or changes in its competitive  environment.  The Portfolio's level of risk will increase if a significant  portion of the Portfolio is invested in securities of small-cap  companies.  Like other fixed income funds, the fixed income  portion of the  Portfolio  is subject to changes in market  interest  rates and  changes in the credit  quality of  specific issuers.  Because of the Portfolio's  focus on fixed income  securities  with  intermediate  to long  maturities,  changes in market interest rates may cause  substantial  declines in the Portfolio's  share price.  The  Portfolio's  level of risk will increase if a significant  portion of the  Portfolio  is  invested  in  lower-rated  high yield bonds or in foreign  securities.  The  Portfolio's investments  in  mortgage-backed  and  asset-backed  securities  carry special risks in the event of declining  interest rates which would cause prepayments to increase, and the value of the securities to decrease.

         Equity  Securities.  Investments  in non-U.S.  dollar  denominated  stocks may be made solely for capital  appreciation  or solely  for income or any  combination  of both for the  purpose of  achieving  a higher  overall  return.  Stocks of  companies  in developing  countries  may be included.  The equity  portion of the Portfolio  also may include  convertible  securities,  preferred stocks and warrants.

         Investments in small companies involve both higher risk and greater  potential for  appreciation.  These companies may have limited product lines,  markets and financial resources,  or they may be dependent on a small or inexperienced  management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

         Fixed  Income  Securities.  Bond  investments  may include U.S.  Treasury  and agency  issues,  corporate  debt  securities
(including  non-investment grade "junk" bonds),  mortgage-backed  securities (including derivatives such as collateralized  mortgage obligations and stripped  mortgage-backed  securities) and asset-backed  securities.  While the weighted average  maturities of each component  of the fixed  income  portion  (i.e.,  investment  grade,  high yield,  etc.) of the  Portfolio  will differ based on the
Sub-advisor's view of market  conditions,  the weighted average maturity of the fixed income portion as a whole (except for the cash reserves  component)  is  expected  to be in the  range of 7 to 12  years.  The cash  reserves  component  will  consist  of  liquid short-term  investments  of one year or less  rated  within  the top two  credit  categories  by at  least  one  established  rating organization or, if unrated,  of equivalent  investment quality as determined by the Sub-advisor.  In addition,  the Sub-advisor may invest the Portfolio's cash reserves in money market mutual funds that it manages.

Other Investments:

         The Portfolio  may enter into stock index,  interest rate or currency  futures  contracts (or options  thereon) for hedging purposes or to provide an efficient  means of adjusting  the  Portfolio's  exposure to the equity  markets.  The Portfolio may write covered call options and purchase put and call options on foreign  currencies,  securities,  and  financial  indices.  The Portfolio may  invest up to 10% of its total  assets in hybrid  instruments,  which  combine  the  characteristics  of  futures,  options  and securities.  To the extent the  Portfolio  uses  these  investments,  it will be exposed  to  additional  volatility  and  potential losses.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an additional  discussion of these other  investments and their risks,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  As noted above,  up to 20% of the fixed income  portion of the  Portfolio  normally may consist of cash reserves.  In addition,  the Portfolio may maintain cash reserves without limitation for temporary  defensive  purposes.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of a high level of total return may be limited.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity) that the
Sub-advisor  believes  to  be  relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency  exchange rate  forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets  committed to investment in securities with particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity and call  features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest rates.  The
Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk bonds") but are rated B or higher by Moody's Investors  Services,  Inc.  ("Moody's") or Standard & Poor's  Corporation  ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing  primarily in fixed income securities such as the  Portfolio is not expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time, the risk and price  fluctuation  of a fixed  income fund is expected  to be less than that of an equity  portfolio,  so that a fixed income  portfolio is generally  considered to be a more  conservative  investment.  However,  the  Portfolio can and routinely  does invest in certain complex fixed income  securities  (including  various types of  mortgage-backed  and asset-backed  securities) and engage in a number of investment  practices  (including  futures,  options,  swaps and dollar rolls) as described  below,  that many other fixed income funds do not utilize.  These  investments and practices are designed to increase the Portfolio's  return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other  fixed  income  funds,  the  Portfolio  is subject to market  risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of economic,  political  or financial  information.
Generally,  the value of fixed income  securities  will change  inversely with changes in market  interest  rates. As interest rates rise, market value tends to decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain mortgage-backed  and  asset-backed  securities  and  derivative  instruments  in which the Portfolio may invest may be  particularly sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security (or a  counterparty  to a derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments  that the Portfolio may invest in, and some of the investment  practices that the Portfolio will engage in. More  information  about some of these  investments,  including futures,  options and  mortgage-backed  and  asset-backed  securities,  is included below under "Certain Risk Factors and Investment
Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various types of U.S.  Government  securities,  including  those that are supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the discretionary  authority of the U.S.  Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock.  Debt securities may be acquired with warrants  attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange rates between the U.S.  dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some countries or companies as favorable  investments,  pure fixed income  opportunities may be unattractive  or limited due to  insufficient  supply or legal or technical  restrictions.  In such cases,  the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment in the interest  rate  paid on the  obligations.  The  interest  rates  on these  securities  are tied to  other  interest  rates,  such as money-market  indices or Treasury bill rates, and reset  periodically.  While these securities  provide the Portfolio with a certain degree of protection  against losses caused by rising interest rates, they will cause the Portfolio's  interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed  income  securities  whose  principal  value is  periodically adjusted  according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a principal  value that has been adjusted for inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio may invest in  inflation-indexed  bonds that do not provide a repayment guarantee.  While these securities are expected to be protected from long-term  inflationary trends,  short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of  principal  and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other physical or weather-related  phenomenon.  Some  event-linked  bonds are  commonly  referred  to as  "catastrophe  bonds." If the  trigger  event occurs,  the  Portfolio  may lose all or a portion of the amount it invested in the bond.  Event-linked  bonds often  provide for an extension  of maturity to process and audit loss claims  where a trigger  event has, or possibly  has,  occurred.  An  extension  of maturity  may  increase  volatility.  Event-linked  bonds may also expose the  Portfolio to certain  unanticipated  risks  including credit risk,  adverse  regulatory or jurisdictional  interpretations,  and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The Portfolio may invest all of its assets in  mortgage-backed  and other asset-backed  securities,  including  collateralized mortgage obligations.  The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls.  In a dollar roll, the
Portfolio  sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase substantially  similar  securities on a specified future date. The Portfolio  forgoes  principal and interest paid on the securities sold in a dollar  roll,  but the  Portfolio is  compensated  by the  difference  between the sales price and the lower price for the future  purchase,  as well as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar  rolls can be viewed as  collateralized borrowings and, like other borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Portfolio may invest up to 20% of its assets in securities  denominated in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio may invest up to 10% of its assets in securities of issuers based in developing  countries (as  determined by the  Sub-advisor).  The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies  and foreign  currency  futures  contracts,  and enter into forward  foreign  currency  exchange  contracts for the purpose of hedging  currency  exchange  risks  arising from the  Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales  "Against the Box." The  Portfolio  may sell  securities  short  "against  the box." For a  discussion  of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Portfolio may purchase and write call and put options on securities,  securities  indices and on foreign  currencies.  The  Portfolio  may invest in interest rate futures  contracts,  stock index futures  contracts and foreign currency  futures  contracts and options thereon that are traded on U.S. or foreign  exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign  currencies,  interest rates and securities  indices.  The Portfolio may use these  techniques  to hedge against  changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks,  see this  Prospectus  under  "Certain Risk Factors and Investment
Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest  rate,  index and currency  exchange rate swap  agreements for the purposes of  attempting  to obtain a desired  return at a lower cost than if the  Portfolio  had invested  directly in an instrument that yielded the desired  return.  Swap agreements are two-party  contracts  entered into primarily by  institutional  investors for periods  ranging from a few weeks to more than one year.  In a standard  "swap"  transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return)  earned or realized on  particular  investments  or  instruments.  The returns to be exchanged  between the  parties  are  calculated  with  respect to a "notional  amount,"  i.e.,  a specified  dollar  amount that is hypothetically  invested  at a  particular  interest  rate,  in a  particular  foreign  currency,  or in a  "basket"  of  securities representing a particular  index.  Commonly used swap agreements  include  interest rate caps, under which, in return for a premium, one party  agrees to make  payments to the other to the extent  that  interest  rates  exceed a  specified  rate or "cap";  interest floors,  under which,  in return for a premium,  one party agrees to make  payments to the other to the extent that  interest  rates fall below a specified  level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined  on a "net basis."
Consequently,  the Portfolio's  obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Moreover,  the Portfolio may not receive the expected  amount under a swap  agreement if the other party to the  agreement  defaults or becomes  bankrupt.  The swaps market is relatively new and is largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
obligations of international agencies or supranational entities.

         Portfolio holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)
that the Sub-advisor  believes to be relatively  undervalued.  In selecting fixed income  securities,  the Sub-advisor uses economic forecasting,  interest rate  anticipation,  credit and call risk analysis,  foreign currency  exchange rate  forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets  committed to investment in securities with particular characteristics  (such as  maturity,  type and coupon  rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration (a measure of a fixed income security's  expected life that  incorporates  its yield,  coupon  interest  payments,  final  maturity and call  features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will  invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest rates.  The
Portfolio may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk bonds") but are rated B or higher by Moody's Investors  Services,  Inc.  ("Moody's") or Standard & Poor's  Corporation  ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over the long term, the return obtained by a portfolio  investing  primarily in fixed income securities such as the  Portfolio is not expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time, the risk and price  fluctuation  of a fixed  income fund is expected  to be less than that of an equity  portfolio,  so that a fixed income  portfolio is generally  considered to be a more  conservative  investment.  However,  the  Portfolio can and routinely  does invest in certain complex fixed income  securities  (including  various types of  mortgage-backed  and asset-backed  securities) and engage in a number of investment  practices  (including  futures,  swaps and dollar rolls) as described below, that many other fixed income  funds do not  utilize.  These  investments  and  practices  are  designed to increase  the  Portfolio's  return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other  fixed  income  funds,  the  Portfolio  is subject to market  risk.  Bond values  fluctuate  based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of economic,  political  or financial  information.
Generally,  the value of fixed income  securities  will change  inversely with changes in market  interest  rates. As interest rates rise,  market  value  tends to  decrease.  This risk will be  greater  for  long-term  securities  than for  short-term  securities.
Therefore,  the Portfolio's  share price is expected to fluctuate less than the AST PIMCO Total Return Bond  Portfolio,  because its average  duration will be shorter.  Certain  mortgage-backed  and  asset-backed  securities and derivative  instruments in which the
Portfolio  may invest may be  particularly  sensitive to changes in interest  rates.  The  Portfolio is also subject to credit risk, which is the  possibility  that an issuer of a security (or a counterparty  to a derivative  contract) will default or become unable to meet its obligation.  Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs  describe some specific types of fixed-income  investments  that the Portfolio may invest in, and some of the investment  practices that the Portfolio will engage in. More  information  about some of these  investments,  including futures,  options and  mortgage-backed  and  asset-backed  securities,  is included below under "Certain Risk Factors and Investment
Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various types of U.S.  Government  securities,  including  those that are supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the discretionary  authority of the U.S.  Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate  Debt  Securities.  Corporate  debt  securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock.  Debt securities may be acquired with warrants  attached.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to exchange rates between the U.S.  dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some countries or companies as favorable  investments,  pure fixed income  opportunities may be unattractive  or limited due to  insufficient  supply or legal or technical  restrictions.  In such cases,  the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate  Securities.  Variable and floating  rate  securities  provide for a periodic  adjustment in the interest  rate  paid on the  obligations.  The  interest  rates  on these  securities  are tied to  other  interest  rates,  such as money-market  indices or Treasury bill rates, and reset  periodically.  While these securities  provide the Portfolio with a certain degree of protection  against losses caused by rising interest rates, they will cause the Portfolio's  interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed  income  securities  whose  principal  value is  periodically adjusted  according to the rate of  inflation.  The interest rate on these bonds is fixed at issuance,  and is generally  lower than the interest rate on typical  bonds.  Over the life of the bond,  however,  this  interest  will be paid based on a principal  value that has been adjusted for inflation.  Repayment of the adjusted  principal  upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio may invest in  inflation-indexed  bonds that do not provide a repayment guarantee.  While these securities are expected to be protected from long-term  inflationary trends,  short-term increases in inflation may lead to losses.

         Catastrophe  Bonds.  Catastrophe  bonds are fixed  income  securities  for which the  return of  principal  and  payment of interest is contingent upon the  non-occurrence  of a specific  "trigger" event. The trigger event may be, for example,  a hurricane or an earthquake in a specific  geographic region that causes losses exceeding a specific amount.  If the trigger event occurs,  the
Portfolio  may lose all or a portion of the amount it  invested in the bond.  Catastrophe  bonds may also  expose the  Portfolio  to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The Portfolio may invest all of its assets in  mortgage-backed  and other asset-backed  securities,  including collateralized mortgage obligations and stripped  mortgage-backed  securities.  The value of some  mortgage-backed  and  asset-backed  securities in which the Portfolio  invests may be particularly  sensitive to changes in market interest rates.

         Reverse Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls.  In a dollar roll, the
Portfolio  sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase substantially  similar  securities on a specified future date. The Portfolio  forgoes  principal and interest paid on the securities sold in a dollar  roll,  but the  Portfolio is  compensated  by the  difference  between the sales price and the lower price for the future  purchase,  as well as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar  rolls can be viewed as  collateralized borrowings and, like other borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The Portfolio may invest up to 20% of its assets in securities  denominated in foreign currencies and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.  The  Portfolio may buy and sell foreign currency  futures  contracts  and options on foreign  currencies  and foreign  currency  futures  contracts,  and enter into forward foreign currency exchange  contracts for the purpose of hedging currency  exchange risks arising from the Portfolio's  investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales  "Against the Box." The  Portfolio  may sell  securities  short  "against  the box." For a  discussion  of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The Portfolio may purchase and write call and put options on securities,  securities  indices and on foreign  currencies.  The  Portfolio  may invest in interest rate futures  contracts,  stock index futures  contracts and foreign currency  futures  contracts and options thereon that are traded on U.S. or foreign  exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign  currencies,  interest rates and securities  indices.  The Portfolio may use these  techniques  to hedge against  changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks,  see this  Prospectus  under  "Certain Risk Factors and Investment
Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest  rate,  index and currency  exchange rate swap  agreements for the purposes of  attempting  to obtain a desired  return at a lower cost than if the  Portfolio  had invested  directly in an instrument that yielded the desired  return.  Swap agreements are two-party  contracts  entered into primarily by  institutional  investors for periods  ranging from a few weeks to more than one year.  In a standard  "swap"  transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return)  earned or realized on  particular  investments  or  instruments.  The returns to be exchanged  between the  parties  are  calculated  with  respect to a "notional  amount,"  i.e.,  a specified  dollar  amount that is hypothetically  invested  at a  particular  interest  rate,  in a  particular  foreign  currency,  or in a  "basket"  of  securities representing a particular  index.  Commonly used swap agreements  include  interest rate caps, under which, in return for a premium, one party  agrees to make  payments to the other to the extent  that  interest  rates  exceed a  specified  rate or "cap";  interest floors,  under which,  in return for a premium,  one party agrees to make  payments to the other to the extent that  interest  rates fall below a specified  level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are  determined  on a "net basis."
Consequently,  the Portfolio's  obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Moreover,  the Portfolio may not receive the expected  amount under a swap  agreement if the other party to the  agreement  defaults or becomes  bankrupt.  The swaps market is relatively new and is largely unregulated.

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its  portfolio  securities,  regardless  of the length of time that they have been  held,  if the
Sub-advisor  and/or  the  Investment  Manager  determines  that it would be in the  Portfolio's  best  interest  to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market, or other factors that are not within the Sub-advisor's or
Investment  Manager's control.  Such transactions will increase a Portfolio's  "portfolio  turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although  turnover  rates may vary  substantially  from year to year, it is anticipated  that the following  Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST American Century International Growth Portfolio II
         AST Janus Small-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST JanCap Growth Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio  turnover  involves  correspondingly  higher brokerage  commission  expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset value per share ("NAV") of each  Portfolio is determined as of the close of the New York Stock  Exchange (the
"NYSE")  (normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for business.  NAV is determined by dividing the value of a Portfolio's total assets, less any liabilities,  by the number of total shares of that Portfolio  outstanding.  In general, the assets of each Portfolio are valued on the basis of market quotations.  However,  in certain  circumstances  where market quotations are not readily  available or are believed to be  inaccurate,  assets are valued by methods that are believed to accurately  reflect their fair value.  Because NAV is calculated  and  purchases may be made only on business  days,  and because  securities  traded on foreign  exchanges  may trade on other  days,  the value of a  Portfolio's  investments  may  change on days when  shares  cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate  accounts of Participating  Insurance  Companies for the purpose of investing assets  attributable to variable annuity  contracts and variable life insurance  policies  ("contractholders"), or by qualified plans. The separate  accounts of the  Participating  Insurance  Companies place orders to purchase and redeem shares of the Trust based on, among other  things,  the amount of premium  payments to be invested and the amount of surrender and transfer requests  to be  effected on that day under the  variable  annuity  contracts  and  variable  life  insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern Time on that same day.  Orders  received  after 4:00 P.M.  Eastern Time are effected at the NAV calculated  the next  business  day.  Payment for  redemptions  will be made within  seven days after the request is  received.  The
Trust does not assess any fees, either when it sells or when it redeems its securities.  However,  surrender charges,  mortality and expense risk fees and other charges may be assessed by Participating  Insurance  Companies under the variable  annuity  contracts or variable life  insurance  policies.  Please refer to the  prospectuses  for the variable  annuity  contracts and variable  insurance policies for further information on these fees.

         As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper  Investors  Life
Insurance  Company are the only  Participating  Insurance  Companies.  The profit  sharing plan covering  employees of ASLAC and its affiliates,  which is a retirement  plan qualified under Section 401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly  own shares of the  Trust.  Certain  conflicts  of  interest  may arise as a result of  investment  in the Trust by various insurance  companies for the benefit of their  contractholders  and by various qualified plans.  These conflicts could arise because of differences in the tax treatment of the various  investors,  because of actions of the Participating  Insurance  Companies and/or the qualified  plans,  or other  reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.
Nevertheless,  the Trustees  intend to monitor  events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in response to such  conflicts.  Should any conflict  arise that would  require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services,  Incorporated ("ASISI"), One Corporate Drive, Shelton,  Connecticut,  acts as Investment  Manager to the Trust.  ASISI has served as Investment  Manager since 1992, and currently serves as Investment Manager to a total of 73  investment  company  portfolios  (including  the  Portfolios  of the  Trust).  ASISI is an  indirect  wholly-owned subsidiary  of Skandia  Insurance  Company Ltd.  ("Skandia").  Skandia is a Swedish  company that owns,  directly or  indirectly,  a number of insurance companies in many countries.  The predecessor to Skandia commenced operations in 1855.

         The Trust's  Investment  Management  Agreements with ASISI (the  "Management  Agreements")  provide that ASISI will furnish each applicable  Portfolio with investment  advice and  administrative  services subject to the supervision of the Board of Trustees and in  conformity  with the stated  policies of the  applicable  Portfolio.  The  Investment  Manager has engaged  Sub-advisors  to conduct the  investment  programs of each  Portfolio,  including  the  purchase,  retention  and sale of portfolio  securities.  The
Investment  Manager is  responsible  for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities to the
Trustees. The Investment Manager must also provide, or obtain and supervise,  the executive,  administrative,  accounting,  custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the Board of  Trustees  of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new  sub-advisory  agreements, without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate  the efficient  supervision  and management of the sub-advisors by ASISI and the Trustees.

Sub-advisors:

         American Century Investment Management,  Inc. ("American Century"),  American Century Tower, 4500 Main Street, Kansas City,
Missouri 64111,  serves as Sub-advisor for the AST American  Century  International  Growth  Portfolio II. American Century has been providing  investment  advisory  services to  investment  companies and  institutional  clients since 1958. As of December 31, 2000,
American Century and its affiliates managed assets totaling approximately $103 billion.

         American  Century  utilizes a team of portfolio  managers,  assistant  portfolio  managers and analysts  acting together to manage the assets of the Portfolios.

         The portfolio  manager members of the portfolio team responsible for management of the AST American  Century  International
Growth  Portfolio  II are Henrik  Strabo and Mark S.  Kopinski.  Henrik  Strabo  joined  American  Century in 1993 as an  investment analyst,  has been a  portfolio  manager  member of the  international  team since 1994 and has  managed  the AST  American  Century
International  Growth  Portfolio II since American  Century became the Portfolio's  Sub-advisor in May 2000. Mark S. Kopinski,  Vice
President and Portfolio  Manager for American  Century,  rejoined American Century in April 1997 and has co-managed the AST American
Century  International  Growth  Portfolio II since American  Century  became the  Portfolio's  Sub-advisor.  From June 1995 to March
1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

         Janus Capital Corporation ("Janus"),  100 Fillmore Street, Denver,  Colorado 80206-4923,  serves as Sub-advisor for the AST
Janus Small-Cap  Growth  Portfolio and the AST JanCap Growth  Portfolio.  Janus serves as investment  advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual,  corporate,  charitable and retirement accounts.  As of
December 31, 2000, Janus managed assets worth approximately $248.8 billion.

         The AST Janus Small-Cap  Growth  Portfolio is managed by William H. Bales.  Mr. Bales has managed the Portfolio since Janus became the  Portfolio's  Sub-advisor in January,  1999. Mr. Bales has been a Portfolio  Manager with Janus since 1997 and a research analyst since 1993.  He joined Janus in 1991.

         The  portfolio  manager  responsible  for  management  of the AST  JanCap  Growth  Portfolio  is  Scott W.  Schoelzel.  Mr.
Schoelzel,  a Senior Portfolio Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January,  1994 as
Vice President of Investments.

         Neuberger Berman Management Inc. ("NB  Management"),  605 Third Avenue,  New York, NY 10158,  serves as sub-advisor for the
AST Neuberger  Berman  Mid-Cap  Growth  Portfolio.  NB Management and its  predecessor  firms have  specialized in the management of mutual  funds since 1950.  Neuberger  Berman,  LLC, an affiliate of NB  Management,  acts as a principal  broker in the purchase and sale of  portfolio  securities  for the  Portfolios  for which it serves as  Sub-advisor,  and provides NB  Management  with certain assistance in the  management of the  Portfolios  without added cost to the  Portfolios or ASISI.  NB Management  and its affiliates manage securities accounts, including mutual funds, that had approximately $55.5 billion of assets as of December 31, 2000.

         Jennifer K. Silver and Brooke A. Cobb have been primarily  responsible  for the day-to-day  management of the AST Neuberger
Berman Mid-Cap Growth  Portfolio since NB Management  became the Portfolio's  Sub-advisor in May 1998. Ms. Silver is Director of the
Neuberger  Berman  Growth  Equity  Group,  and both she and Mr.  Cobb are Vice  Presidents  of NB  Management.  Prior to  joining NB
Management in 1997,  Ms. Silver was a portfolio  manager for several large mutual funds managed by a prominent  investment  adviser.
Prior to joining NB  Management,  Mr. Cobb was the chief  investment  officer for an investment  advisory  firm managing  individual accounts from 1995 to 1997.

         Alliance Capital  Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York, NY 10105, serves as Sub-advisor for the AST  Alliance  Growth and Income  Portfolio.  Alliance is a leading  international  investment  adviser  supervising  client accounts  with assets as of December 31, 2000 totaling  more than $454 billion (of which more than $175 billion  represented  assets of investment companies).

         Paul Rissman and Frank Caruso have been  primarily  responsible  for the  management of the AST Alliance  Growth and Income
Portfolio since Alliance  became the  Portfolio's  Sub-advisor in May 2000. Mr. Rissman has been Senior Vice President of ACMC since
1994 and has been  associated  with Alliance since 1989. Mr. Caruso is a Senior Vice President of ACMC and has been  associated with
Alliance since 1994.

         INVESCO Funds Group, Inc.  ("INVESCO"),  7800 East Union Avenue, P.O. Box 173706,  Denver,  Colorado 80217-3706,  serves as
Sub-advisor  for the AST INVESCO Equity Income  Portfolio.  INVESCO was  established  in 1932.  AMVESCAP PLC, the parent of INVESCO, is one of the largest independent  investment  management businesses in the world and managed approximately $402.6 billion of assets as of December 31, 2000.

         The portfolio  managers  responsible  for management of the Portfolio are Charles P. Mayer and Donovan J. (Jerry) Paul. Mr.
Mayer has served as  Co-Manager of the  Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in 1969 and is now a director  and senior vice  president  of  INVESCO.  From 1993 to 1994,  he was vice  president  of  INVESCO.  Mr. Paul has served as
Co-Manager of the Portfolio  since May 1994.  Mr. Paul entered the  investment  management  industry in 1976,  and has been a senior vice president of INVESCO since 1994.

         T. Rowe Price Associates,  Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore,  Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Asset  Allocation  Portfolio.  T. Rowe Price was founded in 1937 by the late Thomas Rowe Price,  Jr. As of
December 31, 2000, the firm and its affiliates managed  approximately  $166.7 billion for approximately eight million individual and institutional accounts.

         T. Rowe Price manages the Portfolio  through an  Investment  Advisory  Committee.  The  Committee  Chairman has  day-to-day
responsibility  for managing the  Portfolio and works with the Committee in  developing  and  executing the  Portfolio's  investment program.

         The  Investment  Advisory  Committee  for the AST T. Rowe Price Asset  Allocation  Portfolio  is composed of the  following members: Edmund M. Notzon,  Chairman,  James M. McDonald,  Jerome Clark, M. David Testa and Richard T. Whitney. Mr. Notzon joined T.
Rowe  Price in 1989,  has been  managing  investments  since  1991 and has been  Chairman  of the  Portfolio's  Investment  Advisory
Committee since the Portfolio's inception.

         Pacific Investment Management Company LLC ("PIMCO"),  840 Newport Center Drive, Suite 300, Newport Beach,  California 92660
serves as Sub-advisor  for the AST PIMCO Total Return Bond  Portfolio and the AST PIMCO Limited  Maturity Bond  Portfolio.  PIMCO is
an  investment  counseling  firm  founded in 1971 and, as of December  31,  2000,  had  approximately  $215  billion of assets under management.

         The portfolio  manager  responsible  for  management of the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited
Maturity  Bond  Portfolio  is William H. Gross.  Mr.  Gross is managing  director of PIMCO has been  associated  with the firm since
1971, and has managed each Portfolio since their respective commencement of operations.

Fees and Expenses:

         Investment  Management  Fees.  ASISI receives a fee,  payable each month,  for the performance of its services.  ASISI pays each  Sub-advisor a portion of such fee for the  performance of the  Sub-advisory  services at no additional  cost to any Portfolio.
The Investment  Management fee for each Portfolio will differ,  reflecting the differing  objectives,  policies and  restrictions of each  Portfolio.  Each  Portfolio's  fee is accrued  daily for the  purposes of  determining  the sale and  redemption  price of the
Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended  December  31, 2000 by each  Portfolio  that was in operation for that entire fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST American Century International Growth Portfolio II:                                      1.00%
AST Janus Small-Cap Growth Portfolio:                                                        0.90%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.85%
AST JanCap Growth Portfolio:                                                                 0.87%
AST Alliance Growth and Income Portfolio:                                                    0.75%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%

         For more information  about investment  management  fees,  including  voluntary fee waivers and the fee rates applicable at various  asset  levels,  and the fees  payable by ASISI to each of the  Sub-advisors,  please see the Trust's SAI under  "Investment
Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management  fees, each Portfolio pays other expenses,  including costs incurred in connection  with the  maintenance  of its  securities  law  registrations,  printing and mailing  prospectuses  and statements of additional  information to shareholders,  certain office and financial  accounting  services,  taxes or governmental fees, brokerage commissions,  custodial,  transfer and shareholder servicing agent costs,  expenses of outside counsel and independent  accountants, preparation  of  shareholder  reports  and  expenses  of trustee  and  shareholder  meetings.  The Trust may also pay  Participating
Insurance Companies for printing and delivery of certain documents (including  prospectuses,  semi-annual and annual reports and any proxy  materials) to holders of variable  annuity  contracts and variable life  insurance  policies whose assets are invested in the
Trust.  Expenses not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan.  The Trust has  adopted a  Distribution  Plan (the  "Distribution  Plan")  under Rule  12b-1  under the
Investment  Company Act of 1940 to permit American Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of ASISI, to receive  brokerage commissions in connection  with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolios.  Under the  Distribution  Plan,  transactions  for the purchase and sale of securities  for a
Portfolio  may be directed to certain  brokers  for  execution  ("clearing  brokers")  who have agreed to pay part of the  brokerage commissions  received on these  transactions to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage  commissions  received as an introducing  broker to pay various  distribution-related  expenses,  such as advertising, printing  of  sales  materials,  and  payments  to  dealers.  No  Portfolio  will  pay any new fees or  charges  resulting  from the
Distribution  Plan,  nor is it  expected  that the  brokerage  commissions  paid by a  Portfolio  will  increase  as the  result  of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio  intends to distribute  substantially  all its net investment  income.  Dividends from investment income are expected to be declared  and  distributed  annually,  although  the  Trustees of the Trust may decide to declare  dividends at other intervals.  Similarly,  any net realized  long- and short-term  capital gains of each Portfolio will be declared and  distributed at least  annually  either  during  or after  the close of the  Portfolio's  fiscal  year.  Distributions  will be made to the  various separate accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable insurance  contracts or to plan  participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance  of the
Portfolios,  either in the form of dividends  or capital  gains,  will be  reflected  in the value of the variable  contracts or the qualified plans.

         Holders of variable  annuity  contracts or variable  life  insurance  policies  should  consult the  prospectuses  of their respective  contracts or policies for  information on the federal income tax  consequences  to such holders,  and plan  participants should  consult any applicable  plan documents for  information on the federal  income tax  consequences  to such  participants.  In addition,  variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL  HIGHLIGHTS:  The  financial  highlights  table is  intended to help you  understand  the  Portfolios'  financial performance  for the past five years (or,  for  Portfolios  that have not been in  operation  for five  years,  since their inceptions).  Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table  represent the rate that an investor would have earned or lost in a Portfolio.  The  information  has been audited by
Deloitte  & Touche  LLP,  the  Trust's  independent  auditors.  The  report of the  independent  auditors,  along  with the
Portfolios'  financial  statements,  are  included in the annual  reports of the  separate  accounts  funding the  variable annuity  contracts and variable life insurance  policies,  which are available  without charge upon request to the Trust at
One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                    VALUE
                     PERIOD    BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL          END
PORTFOLIO            ENDED      OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------            -----      ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST Alliance          12/31/00   $23.50        $0.19        $0.57          $0.76     $(0.23)    $(2.65)      $(2.88)        $21.38
Growth and Income***  12/31/99    21.68         0.23         3.04           3.27      (0.25)     (1.20)       (1.45)         23.50
                      12/31/98    20.53         0.25         2.23           2.48      (0.25)     (1.08)       (1.33)         21.68
                      12/31/97    17.17         0.24         3.76           4.00      (0.23)     (0.41)       (0.64)         20.53
                      12/31/96    14.98         0.23         2.48           2.71      (0.17)     (0.35)       (0.52)         17.17

AST JanCap Growth     12/31/00   $55.21      $(0.06)     $(15.55)       $(15.61)     $(0.07)    $(4.45)      $(4.52)        $35.08
                      12/31/99    37.00         0.05        19.65          19.70          --     (1.49)       (1.49)         55.21
                      12/31/98    23.15         0.04        15.10          15.14      (0.08)     (1.21)       (1.29)         37.00
                      12/31/97    18.79         0.06         5.16           5.22      (0.05)     (0.81)       (0.86)         23.15
                      12/31/96    15.40         0.02         4.19           4.21      (0.02)     (0.80)       (0.82)         18.79

AST T. Rowe Price     12/31/00   $18.86        $0.52      $(0.63)        $(0.11)     $(0.45)    $(0.18)      $(0.63)        $18.12
Asset Allocation      12/31/99    17.47         0.44         1.32           1.76      (0.36)     (0.01)       (0.37)         18.86
                      12/31/98    15.13         0.35         2.38           2.73      (0.33)     (0.06)       (0.39)         17.47
                      12/31/97    13.27         0.33         2.03           2.36      (0.26)     (0.24)       (0.50)         15.13
                      12/31/96    12.01         0.27         1.28           1.55      (0.25)     (0.04)       (0.29)         13.27

AST PIMCO Total       12/31/00   $10.99        $0.65        $0.56          $1.21     $(0.60) $       --      $(0.60)        $11.60
Return Bond           12/31/99    12.02         0.58       (0.71)         (0.13)      (0.52)     (0.38)       (0.90)         10.99
                      12/31/98    11.72         0.49         0.56           1.05      (0.51)     (0.24)       (0.75)         12.02
                      12/31/97    11.11         0.48         0.58           1.06      (0.45)         --       (0.45)         11.72
                      12/31/96    11.34         0.46       (0.10)           0.36      (0.28)     (0.31)       (0.59)         11.11

AST INVESCO Equity    12/31/00   $18.65        $0.38        $0.32          $0.70     $(0.36)    $(1.40)      $(1.76)        $17.59
Income                12/31/99    17.50         0.36         1.61           1.97      (0.32)     (0.50)       (0.82)         18.65
                      12/31/98    16.51         0.31         1.81           2.12      (0.32)     (0.81)       (1.13)         17.50
                      12/31/97    13.99         0.31         2.84           3.15      (0.26)     (0.37)       (0.63)         16.51
                      12/31/96    12.50         0.27         1.79           2.06      (0.24)     (0.33)       (0.57)         13.99

AST Janus Small-Cap   12/31/00   $42.61      $(0.22)     $(18.08)       $(18.30)     $    --    $(4.01)      $(4.01)        $20.30
Growth**              12/31/99    17.61       (0.03)        25.03          25.00          --         --           --         42.61
                      12/31/98    17.81       (0.08)         0.73           0.65          --     (0.85)       (0.85)         17.61
                      12/31/97    16.80       (0.05)         1.06           1.01          --         --           --         17.81
                      12/31/96    14.25       (0.03)         2.85           2.82          --     (0.27)       (0.27)         16.80

AST American Century  12/31/00   $16.67      $(0.01)      $(2.57)        $(2.58)     $(0.04)    $(1.64)      $(1.68)        $12.41
International Growth II***     12/31/99        13.39         0.06           3.95        4.01     (0.09)       (0.64)        (0.73)
16.67
                      12/31/98    12.09         0.08         1.59           1.67      (0.14)     (0.23)       (0.37)         13.39
                      12/31/97    12.07         0.09         0.08           0.17      (0.07)     (0.08)       (0.15)         12.09
                      12/31/96    10.65         0.06         1.44           1.50      (0.08)         --       (0.08)         12.07

AST Neuberger Berman  12/31/00   $24.03      $(0.04)      $(1.74)        $(1.78)   $      --    $(0.62)      $(0.62)        $21.63
Mid-Cap Growth+       12/31/99    17.26       (0.11)         8.21           8.10          --     (1.33)       (1.33)         24.03
                      12/31/98    16.61       (0.05)         3.31           3.26      (0.01)     (2.60)       (2.61)         17.26
                      12/31/97    14.39         0.01         2.36           2.37      (0.02)     (0.13)       (0.15)         16.61
                      12/31/96    12.40         0.01         2.01           2.02      (0.03)         --       (0.03)         14.39

AST PIMCO Limited     12/31/00   $10.84        $0.68        $0.17          $0.85     $(0.62)  $      --      $(0.62)        $11.07
Maturity Bond         12/31/99    11.08         0.59       (0.22)           0.37      (0.61)         --       (0.61)         10.84
                      12/31/98    11.02         0.56         0.03           0.59      (0.53)         --       (0.53)         11.08
                      12/31/97    10.81         0.55         0.22           0.77      (0.56)         --       (0.56)         11.02
                      12/31/96    10.47         0.56       (0.15)           0.41      (0.05)     (0.02)       (0.07)         10.81

---------------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to January 1, 1999,  Founders Asset  Management LLC served as Sub-advisor to the AST Janus  Small-Cap  Growth Fund
(formerly,  the Founders  Capital  Appreciation  Portfolio).  Janus Capital  Corporation  has served as  Sub-advisor to the
Portfolio since January 1, 1999.
*** Prior to May 1, 2000,  Rowe  Price-Fleming  International,  Inc.  served as  Sub-advisor  to the AST  American  Century
International  Growth  Portfolio II (formerly,  the AST T. Rowe Price  International  Equity  Portfolio).  American Century
Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 1, 2000.
+ Prior to May 1,  1998,  Berger  Associates,  Inc.  served as  Sub-advisor  to the AST  Neuberger  Berman  Mid-Cap  Growth
Portfolio  (formerly,  the Berger Capital Growth Portfolio).  Neuberger Berman Management Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

  5.52%        $1,595,755                   144%                       1.05%                1.06%                  0.96%
  16.09%        1,498,306                    69%                       0.92%                0.94%                  1.09%
  12.48%        1,181,909                    78%                       0.91%                0.91%                  1.32%
  23.92%          936,986                    41%                       0.93%                0.93%                  1.60%
  18.56%          530,497                    43%                       0.97%                0.97%                  1.92%

 (30.97%)      $4,262,410                    34%                       1.00%                1.04%                 (0.13%)
  55.01%        5,923,778                    35%                       1.00%                1.04%                  0.12%
  68.26%        3,255,658                    42%                       1.02%                1.04%                  0.16%
  28.66%        1,511,602                    94%                       1.07%                1.08%                  0.24%
  28.36%          892,324                    79%                       1.10%                1.10%                  0.25%

(0.48%)          $395,375                    43%                       1.08%                1.08%                  2.64%
  10.28%          447,542                    17%                       1.07%                1.07%                  2.65%
  18.36%          344,197                     8%                       1.09%                1.09%                  2.70%
  18.40%          213,075                    10%                       1.13%                1.13%                  2.95%
  13.14%          120,149                    31%                       1.20%                1.20%                  3.02%

  11.57%       $1,258,218                   365%                       0.82%                0.82%                  6.14%
  (1.09%)       1,005,763                   227%                       0.82%                0.82%                  5.46%
     9.46%        896,497                   231%                       0.83%                0.83%                  5.24%
     9.87%        572,100                   320%                       0.86%                0.86%                  5.56%
     3.42%        360,010                   403%                       0.89%                0.89%                  5.38%

     4.74%     $1,173,070                    55%                       0.94%                0.95%                  2.25%
   11.74%       1,048,064                    76%                       0.93%                0.93%                  2.10%
   13.34%         831,482                    67%                       0.93%                0.93%                  2.17%
   23.33%         602,105                    73%                       0.95%                0.95%                  2.54%
   17.09%         348,680                    58%                       0.98%                0.98%                  2.83%

 (48.16%)        $592,038                    85%                       1.07%                1.07%                (0.54%)
  141.96%       1,443,211                   116%                       1.08%                1.08%                (0.46%)
     3.49%        285,847                   100%                       1.12%                1.12%                (0.53%)
     6.01%        278,258                    77%                       1.13%                1.13%                (0.32%)
   20.05%         220,068                    69%                       1.16%                1.16%                (0.38%)

(17.38%)         $388,396                   166%                       1.26%                1.26%                (0.07%)
   31.95%         516,824                    29%                       1.26%                1.26%                  0.47%
   14.03%         472,161                    32%                       1.25%                1.25%                  0.60%
     1.36%        464,456                    19%                       1.26%                1.26%                  0.71%
   14.17%         402,559                    11%                       1.30%                1.30%                  0.84%

   (8.07%)       $719,405                   121%                        1.09%                1.09%                  (0.55)%
   51.37%         394,325                   148%                        1.13%                1.13%                  (0.71%)
   20.65%         261,792                   228%                        1.07%                1.07%                  (0.34%)
   16.68%         185,050                   305%                        0.99%                0.99%                    0.07%
   16.34%         136,247                   156%                        1.01%                1.01%                    0.24%

     8.43%       $417,842                   171%                        0.87%                0.87%                 6.14%
     3.37%        406,604                   178%                        0.86%                0.86%                 5.51%
     5.72%        349,707                   263%                        0.86%                0.86%                 5.70%
     7.46%        288,642                    54%                        0.88%                0.88%                 5.71%
     3.90%        209,013                   247%                        0.89%                0.89%                 5.69%

---------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain  securities and investment  methods that the Portfolios may invest in or use, and certain of the risks  associated  with such securities and investment  methods.  The primary  investment  focus of each Portfolio is described above under "Investment  Objective and Policies" and an investor should refer to that section to obtain  information about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security or use an investment  method is  described  above or in the Trust's SAI under  "Investment  Objectives  and  Policies."  As noted  below,  however,  certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent  permitted by the  investment  objectives  and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments  that are commonly  referred to as  "derivatives."  For  instance,  a Portfolio may purchase and write (sell)
call and put options on  securities,  securities  indices and foreign  currencies,  enter into futures  contracts and use options on futures contracts,  and enter into swap agreements with respect to foreign  currencies,  interest rates, and securities  indices. In general,  derivative  instruments  are securities or other  instruments  whose value is derived from or related to the value of some other instrument or asset.

         There are many types of derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative  strategies involve  very  little  risk,  while  others can be  extremely  risky and can lead to losses in excess of the amount  invested in the derivative.  A Portfolio  may use  derivatives  to hedge against  changes in interest  rates,  foreign  currency  exchange  rates or securities  prices,  to  generate  income,  as a low cost method of gaining  exposure  to a  particular  securities  market  without investing directly in those securities, or for other reasons.

         The use of these  strategies  involves  certain  special risks,  including the risk that the price  movements of derivative instruments  will not  correspond  exactly  with those of the  investments  from which they are  derived.  In  addition,  strategies involving  derivative  instruments  that are  intended  to  reduce  the  risk of loss can also  reduce  the  opportunity  for  gain.
Furthermore,  regulatory  requirements  for a Portfolio to set aside assets to meet its obligations  with respect to derivatives may result in a Portfolio  being unable to purchase or sell  securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a  disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions when desired.  There is no assurance that a Portfolio will engage in derivative  transactions.  Certain  derivative  instruments and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may purchase or write  (sell) call or put options on  securities,  financial  indices or currencies.  The  purchaser  of an option on a security or currency  obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified  price  within a limited  period of time.  Upon  exercise by the  purchaser,  the writer  (seller) of the option has the  obligation  to buy or sell the  underlying  security at the exercise price.  An option on a  securities  index is similar to an option on an  individual  security,  except  that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

         A Portfolio  will pay a premium to the party  writing the option when it  purchases  an option.  In order for a call option purchased by a Portfolio to be profitable,  the market price of the underlying  security must rise  sufficiently  above the exercise price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security subject to the option or has the right to acquire it without  additional  cost).  By writing a call  option,  a  Portfolio  assumes the risk that it may be  required  to  deliver a security  for a price  lower  than its  market  value at the time the  option is  exercised.
Effectively,  a Portfolio  that writes a covered call option gives up the  opportunity  for gain above the exercise price should the market  price of the  underlying  security  increase,  but  retains  the risk of loss  should the price of the  underlying  security decline.  A Portfolio  will write call options in order to obtain a return from the  premiums  received and will retain the premiums whether or not the options are  exercised,  which will help offset a decline in the market  value of the  underlying  securities.  A
Portfolio  that writes a put option  likewise  receives a premium,  but  assumes  the risk that it may be  required to purchase  the underlying security at a price in excess of its current market value.

         A  Portfolio  may  sell an  option  that it has  previously  purchased  prior  to the  purchase  or sale of the  underlying security.  Any such sale would result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the premium and other  transaction  costs paid on the option.  A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts and Related  Options.  Each Portfolio  (except the AST Neuberger  Berman  Mid-Cap Growth  Portfolio) may
enter into  financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the securities or currency  called for in the  contract  and the buyer agrees to buy the  securities  or currency at a specified  price at a specified future  time.  Financial  futures  contracts  may  relate to  securities  indices,  interest  rates or foreign  currencies.  Futures contracts are usually  settled  through net cash payments  rather than through  actual  delivery of the  securities  underlying  the contract.  For  instance,  in a stock index  futures  contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified  dollar  amount  times the  difference  between the stock index value when the  contract  expires and the price specified in the contract.  A Portfolio may use futures  contracts to hedge against movements in securities  prices,  interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the  purchaser  the right,  in return for the premium paid, to assume a position in the contract at the exercise  price at any time during the life of the option.  The writer of the option is required  upon  exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase  or sell  futures or options on futures  contracts  or stock  indices for  purposes  other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the  initial  margin  deposits  and  premiums  required to establish  positions  in futures  contracts  and  related  options  that do not fall  within  the  definition  of bona fide  hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter into any futures  contracts  if the  aggregate  amount of that  Portfolio's  commitments  under  outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a
Portfolio's  performance.  Successful  use of these  strategies  requires  the ability to predict  future  movements  in  securities prices,  interest  rates,  currency  exchange  rates,  and other  economic  factors.  If a Sub-advisor  seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these  instruments,  and such markets do not move in the predicted  direction,  the  Portfolio  could be left in a less  favorable  position  than if such  strategies  had not been used.  A
Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other risks  inherent in the use of options and  futures are (a) the risk of  imperfect  correlation  between the price of options and futures and the prices of the  securities or  currencies to which they relate,  (b) the fact that skills needed to use these  strategies are different from those needed to select  portfolio  securities and (c) the possible need to defer closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock indices and stock index  futures,  the risk of imperfect  correlation  increases the more the holdings of the Portfolio  differ from the composition of the relevant index.
These  instruments may not have a liquid  secondary  market.  Option  positions  established in the  over-the-counter  market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in securities  of foreign  issuers may involve  risks that are not present with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks"
in addition to the credit and market risks to which  securities  generally are subject.  Sovereign risks includes local political or economic developments,  potential nationalization,  withholding taxes on dividend or interest payments, and currency blockage (which would  prevent cash from being  brought back to the United  States).  Compared to United  States  issuers,  there is generally  less publicly  available  information  about foreign  issuers and there may be less  governmental  regulation and  supervision of foreign stock exchanges,  brokers and listed  companies.  Foreign issuers are not generally  subject to uniform  accounting and auditing and financial  reporting  standards,  practices and requirements  comparable to those applicable to domestic issuers. In some countries, there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty  in enforcing  contractual  and other obligations,  political or social  instability  or revolution,  or diplomatic  developments  that could affect  investments in those countries.

         Securities  of some foreign  issuers are less liquid and their  prices are more  volatile  than  securities  of  comparable domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the liquidity of  investments.  For example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept  purchase or redemption  orders.  As a result,  a shareholder  may not be able to act on developments  taking place in foreign  countries as they occur.

         American Depositary Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary Receipts ("GDRs"),  and
International  Depositary  Receipts  ("IDRs").  ADRs are U.S.  dollar-denominated  receipts  generally  issued  by a  domestic  bank evidencing  its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments in foreign  securities,  although ownership of ADRs may reduce or eliminate certain risks  associated  with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs,  GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts  may be issued as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements  to have its  securities  traded as  depositary  receipts.  In  unsponsored  programs,  the issuer may not be  directly involved in the program.  Although  regulatory  requirements  with  respect to  sponsored  and  unsponsored  programs are  generally similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although none of the Portfolios invest primarily in securities of issuers in developing  countries, many of the Funds may invest in these  securities  to some degree.  Many of the risks  described  above with respect to investing in foreign  issuers are  accentuated  when the issuers are located in developing  countries.  Developing  countries may be  politically and/or economically  unstable,  and the securities markets in those countries may be less liquid or subject to inadequate government regulation  and  supervision.  Developing  countries  have often  experienced  high rates of  inflation  or sharply  devalued  their currencies  against  the U.S.  dollar,  causing  the value of  investments  in  companies  located in these  countries  to  decline.
Securities  of issuers in  developing  countries may be more  volatile  and, in the case of debt  securities,  more  uncertain as to payment of interest and  principal.  Investments  in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments  in  foreign  securities  may be  denominated  in foreign  currencies.  The value of a
Portfolio's  investments  denominated  in foreign  currencies  may be affected,  favorably  or  unfavorably,  by exchange  rates and exchange control  regulations.  A Portfolio's  share price may,  therefore,  also be affected by changes in currency exchange rates.
Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange  markets,  including perceptions  of the relative  merits of investment in different  countries,  actual or perceived  changes in interest rates or other complex  factors.  Currency  exchange rates also can be affected  unpredictably  by the  intervention or the failure to intervene by
U.S.  or foreign  governments  or central  banks,  or by currency  controls  or  political  developments  in the U.S. or abroad.  In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         Foreign  Currency  Transactions.  A Portfolio  that invests in securities  denominated in foreign  currencies  will need to engage in foreign  currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction.  Alternatively,  a Portfolio may enter into forward foreign currency exchange  contracts.  A forward contract  involves an obligation to purchase or sell a specified  currency at a specified  future date at a price set at the time of the  contract.  A Portfolio  may enter into a forward  contract  when it wishes to "lock in" the U.S.  dollar price of a security it expects to or is  obligated  to purchase or sell in the future.  This  practice  may be  referred to as  "transaction  hedging."  In addition,  when a  Portfolio's  Sub-advisor  believes  that the currency of a particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign currency
(or a currency  that acts as a proxy for such  currency).  This  practice may be referred to as  "portfolio  hedging." In any event, the precise  matching of the forward contract amounts and the value of the securities  involved  generally will not be possible.  No
Portfolio will enter into a forward  contract if it would be obligated to sell an amount of foreign  currency in excess of the value of the Fund's  securities or other assets  denominated in or exposed to that  currency,  or will sell an amount of proxy currency in excess of the value of  securities  denominated  in or exposed  to the  related  currency.  The  effect of  entering  into a forward contract on a Portfolio's share price will be similar to selling  securities  denominated in one currency and purchasing  securities denominated  in  another.  Although  a forward  contract  may  reduce a  Portfolio's  losses on  securities  denominated  in foreign currency,  it may also reduce the potential for gain on the securities if the currency's  value moves in a direction not anticipated by the Sub-advisor.  In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks  represent  shares of ownership in a company.  Generally,  preferred stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes  of  receiving  dividend  payments  and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred  stocks to be equity  securities for purposes of the various  Portfolios'  investment  policies and  restrictions,  while others consider them fixed income  securities.)
After other claims are satisfied,  common stockholders  participate in company profits on a pro rata basis;  profits may be paid out in  dividends  or  reinvested  in the company to help it grow.  Increases  and  decreases  in earnings  are usually  reflected  in a company's  stock price,  so common stocks  generally  have the greatest  appreciation  and  depreciation  potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity securities,  may invest to some degree in bonds,  notes,  debentures and other obligations of corporations and governments.  Fixed-income  securities are generally subject to two kinds of risk:  credit risk and market  risk.  Credit risk relates to the ability of the issuer to meet  interest and  principal payments as they come due.  The ratings  given a security by Moody's  Investors  Service,  Inc.  ("Moody's")  and  Standard & Poor's
Corporation  ("S&P"),  which are described in detail in the Appendix to the Company's  SAI,  provide a generally  useful guide as to such credit  risk.  The lower the rating,  the greater the credit risk the rating  service  perceives  to exist with  respect to the security.  Increasing the amount of Portfolio  assets  invested in lower-rated  securities  generally will increase the  Portfolio's income,  but also will increase the credit risk to which the  Portfolio is subject.  Market risk relates to the fact that the prices of fixed  income  securities  generally  will be  affected by changes in the level of interest  rates in the markets  generally.  An increase  in  interest  rates will tend to reduce  the prices of such  securities,  while a decline in  interest  rates will tend to increase  their  prices.  In  general,  the longer the  maturity or duration  of a fixed  income  security,  the more its value will fluctuate with changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds  (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally  recognized  statistical rating  organization (for example,  lower than
Baa by  Moody's  or BBB by S&P),  or,  if not  rated,  are of  equivalent  investment  quality  as  determined  by the  Sub-advisor.
Lower-rated  bonds  are  generally  considered  to be high  risk  investments  as they are  subject  to  greater  credit  risk  than higher-rated  bonds. In addition,  the market for lower-rated  bonds may be thinner and less active than the market for higher-rated bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the prices of higher-rated  bonds,  particularly in times of market stress.  Because the risk of default is higher in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very  important  ingredients  in the  selection of these  bonds.  In addition,  the exercise by an issuer of  redemption  or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories  are  frequently  referred to as "investment  grade."  However,  bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on  residential  or commercial  real  property and that  generally  provide for monthly  payments of both  interest and  principal,  in effect  "passing through"  monthly  payments made by the  individual  borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of
the  securities).   Mortgage-backed   securities  are  frequently  issued  by  U.S.  Government  agencies  or   Government-sponsored
enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be  guaranteed by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the issuer's  ability to borrow from the
U.S.  Treasury.  Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other  fixed-income  securities,  the value of a  mortgage-backed  security will generally decline when interest rates rise. However,  when interest rates are declining,  their value may not increase as much as other fixed-income  securities,  because early  repayments  of  principal  on the  underlying  mortgages  (arising,  for  example,  from  sale  of the  underlying  property, refinancing,  or  foreclosure)  may serve to reduce the  remaining  life of the  security.  If a security  has been  purchased  at a premium,  the value of the premium would be lost in the event of  prepayment.  Prepayments  on some  mortgage-backed  securities may necessitate that a Portfolio find other investments,  which,  because of intervening  market changes,  will often offer a lower rate of return. In addition,  the mortgage  securities market may be particularly  affected by changes in governmental  regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically issued in multiple  series with each series having a different  maturity.  Principal and interest  payments from the underlying  collateral are first used to pay the principal on the series with the shortest  maturity;  in turn,  the remaining  series are paid in order of their maturities.  Therefore,  depending on the type of CMOs in which a Portfolio invests,  the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into  interest  and  principal  components.  "IOs"  (interest  only  securities)  receive the interest  payments on the underlying  mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and
PO classes are extremely  sensitive to the rate of principal payments  (including  prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed security  may fail to recoup  fully its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments, the price on a PO class will be affected more severely than would be the case with a traditional  mortgage-backed  security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through  securities,  but they are secured by and payable from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than  mortgages.  The credit  quality of these securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided.
In  addition,  asset-backed  securities  involve  prepayment  risks  that are  similar in nature to those of  mortgage  pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain of the Portfolios may invest in convertible  securities.  Convertible  securities are bonds, notes,  debentures and preferred  stocks that may be converted into or exchanged for shares of common stock.  Many  convertible  securities are rated below investment  grade  because they fall below  ordinary debt  securities  in order of  preference  or priority on the issuer's  balance sheet.  Convertible  securities  generally  participate in the  appreciation or depreciation of the underlying stock into which they are convertible,  but to a lesser degree.  Frequently,  convertible  securities are callable by the issuer,  meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants  are options to buy a stated  number of shares of common  stock at a  specified  price any time during the life of the warrants.  The value of warrants may fluctuate  more than the value of the securities  underlying  the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST Alliance  Growth and Income  Portfolio)  may  purchase  securities  on a  when-issued, delayed-delivery  or forward  commitment  basis.  These  transactions  generally involve the purchase of a security with payment and delivery due at some time in the future.  A Portfolio  does not earn  interest on such  securities  until  settlement  and bears the risk of market value  fluctuations  in between the  purchase and  settlement  dates.  If the seller fails to complete the sale,  the
Portfolio may lose the  opportunity  to obtain a favorable  price and yield.  While the  Portfolios  will  generally  engage in such when-issued,  delayed-delivery  and  forward  commitment  transactions  with the intent of  actually  acquiring  the  securities,  a
Portfolio may sometimes sell such a security prior to the settlement date.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis. If the Portfolio does so, it will not  participate in future gains or losses on the security.  If the other party to such a transaction  fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the  Trustees  of the Trust,  each  Portfolio  may invest up to 15% of its net assets in illiquid  securities.  Illiquid  securities are those that,  because of the absence of a readily available market or due to legal or contractual  restrictions  on resale,  cannot be sold within  seven days in the  ordinary  course of business at  approximately  the amount at which the Portfolio has valued the investment.  Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time  considered  most  advantageous  by its  Sub-advisor  and may incur  expenses  that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities  that would  otherwise be considered  illiquid  because of legal  restrictions on resale to the general public  may be  traded  among  qualified  institutional  buyers  under  Rule 144A of the  Securities  Act of 1933.  These  Rule 144A
securities,  and well as  commercial  paper that is sold in private  placements  under  Section 4(2) of the  Securities  Act, may be deemed liquid by the Portfolio's  Sub-advisor under the guidelines adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed upon price and date. The resale  price is in excess of the  purchase  price and  reflects  an agreed upon  market  rate  unrelated  to the coupon rate on the purchased security.  Repurchase  agreements must be fully  collateralized and can be entered into only with  well-established  banks and  broker-dealers  that have been deemed  creditworthy by the Sub-advisor.  Repurchase  transactions are intended to be short-term transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A Portfolio  that  enters  into a  repurchase  agreement  may lose money in the event that the other party  defaults on its obligation and the Portfolio is delayed or prevented from  disposing of the  collateral.  A Portfolio also might incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral  or  asserting  its legal  rights under the agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral  might be delayed  pending court action.

         The AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  will not  invest  more  than 25% of its net  assets  in  repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST Janus  Small-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST JanCap Growth  Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  and the AST PIMCO Limited  Maturity Bond
Portfolio)  may enter into  reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a  Portfolio  sells a  portfolio instrument  and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest  rate. It may also be viewed as a borrowing of money by the Portfolio and, like  borrowing  money,  may increase  fluctuations  in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio  may borrow  money from banks.  Each  Portfolio's  borrowings  are limited so that  immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its liabilities (not including  borrowings) is at least three times the amount of the  borrowings.  Should a Portfolio,  for any reason,  have  borrowings  that do not meet the above test, such Portfolio must reduce such  borrowings so as to meet the necessary test within three  business days.  Certain  Portfolios  (the
AST Neuberger  Berman Mid-Cap Growth Portfolio and the AST T. Rowe Price Asset  Allocation  Portfolio) will not purchase  securities when  outstanding  borrowings are greater than 5% of the Portfolio's  total assets.  If a Portfolio  borrows money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may lend  securities  with a value of up to 33 1/3% of its total assets to  broker-dealers,  institutional investors,  or others for the purpose of realizing  additional  income.  Voting rights on loaned  securities  typically  pass to the borrower,  although a Portfolio has the right to terminate a securities  loan,  usually within three business days, in order to vote on  significant  matters  or for other  reasons.  All  securities  loans  will be  collateralized  by cash or  securities  issued or guaranteed  by the  U.S.  Government  or its  agencies  at  least  equal in value  to the  market  value of the  loaned  securities.
Nonetheless,  lending  securities  involves  certain risks,  including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company  has made  arrangements  with  certain  money  market  mutual  funds so that the  Sub-advisors  for the various
Portfolios  can "sweep"  excess cash  balances of the  Portfolios  to those funds for temporary  investment  purposes.  In addition, certain  Sub-advisors may invest Portfolio  assets in money market funds that they advise or in other investment  companies.  Mutual funds pay their own operating  expenses,  and the Portfolios,  as shareholders in the money market funds,  will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While none of the Portfolios will make short sales generally,  the AST American Century  International Growth Portfolio II,
the AST Janus Small-Cap Growth Portfolio,  the AST JanCap Growth Portfolio,  the AST INVESCO Equity Income Portfolio,  the AST PIMCO
Total Return Bond  Portfolio and the AST PIMCO  Limited  Maturity  Bond  Portfolio  may make short sales  "against the box." A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without  additional  costs, for delivery  at a  specified  date in the  future.  A Portfolio  may make a short sale  against  the box to hedge  against  anticipated declines in the market price of a portfolio  security.  If the value of the security  sold short  increases  instead,  the Portfolio loses the opportunity to participate in the gain.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
T. Rowe Price Associates, Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by  calling  (800)  752-6342  or by  writing to the  American  Skandia  Trust at One
Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by  reference  into this  Prospectus.  Additional  information  about the  Portfolios'  investments  is  available in the annual and semi-annual  reports to holders of variable  annuity  contracts and variable life insurance  policies.  In the annual  reports,  you will find a discussion of the market conditions and investment strategies that significantly  affected each Portfolio's  performance during its last fiscal year. The Statement of Additional  Information and additional  copies of annual and  semi-annual  reports are available without charge by calling the above number.

         Delivery of Prospectus and other  Documents to Households.  To lower costs and eliminate  duplicate  documents sent to your address,  the Trust, in accordance with applicable laws and regulations,  may begin mailing only one copy of the Trust's prospectus, prospectus  supplements,  annual and  semi-annual  reports,  proxy  statements  and  information  statements,  or any other required documents to your address even if more than one  shareholder  lives  there.  If you have  previously  consented to have any of these documents  delivered  to multiple  investors at a shared  address,  as required by law, and wish to revoke this consent of otherwise would prefer to continue to receive your own copy, you should call  1-800-SKANDIA or write to "American  Skandia Trust, c/o American
Skandia Life Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT 06601-9642.  The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

         The information in the Trust's filings with the Securities and Exchange  Commission  (including the Statement of Additional
Information) is available from the Commission.  Copies of this  information  may be obtained,  upon payment of duplicating  fees, by electronic  request  to  PUBLICINFO@SEC.GOV  or by  writing  the  Public  Reference  Section  of the  Commission,  Washington,  D.C.
                         ------------------
20549-0102.  The  information  can also be  reviewed  and copied at the  Commission's  Public  Reference  Room in  Washington,  D.C.
Information  on the operation of the Public  Reference Room may be obtained by calling the  Commission at  1-202-942-8090.  Finally, information about the Trust is available on the EDGAR database on the Commission's Internet site at HTTP://WWW.SEC.GOV.
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Investment Company Act File No. 811-5186